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Economic Review 2002
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                                   Table of Contents



                                   Economic Indicators, Saskatchewan . . .   3
                                   2002 in Review. . . . . . . . . . . . .   4
                                   Statistical Tables and Charts . . . . .   9
                                   Economic Accounts . . . . . . . . . . .  32












                                        December 2002


                                        Saskatchewan Bureau of Statistics
                                        Fifth Floor, 2350 Albert Street
                                        Regina, Saskatchewan
                                        S4P 4A6
                                        (306) 787-6327
                                        www.gov.sk.ca/bureau.stats

Economic Indicators, Saskatchewan


                                                        1994     1995     1996     1997    1998    1999       2000       2001


PERSONAL INCOME - Millions of Dollars
 Wages, Salaries and Supplementary Labour Income       10,640   11,086   11,446   12,215   12,655   13,008     13,566     13,953
 Net Income Received By Farm Operators from
  Farm Production                                         153      584    1,375       89      174      357        205        167
 Other Income                                           7,810    8,255    8,299    8,371    8,734    9,039      9,344      9,530
   Total Personal Income                               18,603   19,925   21,120   20,675   21,563   22,404     23,115     23,650


POPULATION AND LABOUR FORCE - THOUSANDS OF PERSONS
 Saskatchewan Population as of July 1                 1,009.7  1,014.2  1,019.5  1,022.0  1,024.9  1,025.6    1,022.0    1,017.1
 Saskatchewan Labour Force                              488.8    492.1    489.8    499.5    505.3    511.0      511.7      501.5
 Saskatchewan Employed                                  455.7    459.4    457.5    470.0    476.3    480.1      485.0      472.4
 Saskatchewan Unemployed                                 33.2     32.7     32.2     29.5     29.0     31.0       26.7       29.2
 Saskatchewan Percent Unemployed                          6.8      6.6      6.6      5.9      5.7      6.1        5.2        5.8
 Canada Percent Unemployed                               10.4     9.4      9.6      9.1      8.3      7.6        6.8        7.2


CONSUMER PRICE INDEX-Annual Percentage Change Regina      1.9      2.0      1.9      1.4      1.7      1.8        2.6        3.1
Saskatoon                                                 1.7      2.0      1.8      1.1      1.5      1.9        2.6        2.9
Saskatchewan                                              1.8      1.9      1.9      1.3      1.4      1.7        2.6        3.1
Canada                                                    0.2      2.2      1.6      1.6      0.9      1.7        2.7        2.6



REAL GROSS DOMESTIC PRODUCT COMPARISONS ($1997)
 Saskatchewan Real GDP (Millions K$)                   26,365   26,857   27,707   29,281   30,362   30,396     31,279     30,884
 Canada Real GDP (Millions K$)                        810,016  832,138  845,157  882,734  919,000  967,648  1,013,066  1,026,867
 Saskatchewan Real GDP Annual Rate of Change              3.7      1.9      3.2      5.7      3.7      0.1        2.9       -1.3
 Canada Real GDP Annual Rate of Change                    4.9      2.7      1.6      4.4      4.1      5.3        4.7        1.4
 Saskatchewan as a Percent of Canada Real GDP             3.3      3.2      3.3      3.3      3.3      3.1        3.1        3.0
 Saskatchewan Real GDP Per Capita                      26,117   26,487   27,183   28,655   29,626   29,638     30,607     30,360
 Canada Real GDP Per Capita                            27,897   28,349   28,483   29,437   30,382   31,716     32,902     33,007
 Ratio of Saskatchewan/Canada Real GDP Per Capita        0.94     0.93     0.95     0.97     0.98     0.93       0.93       0.92




VALUE OF MINERAL SALES - MILLIONS OF DOLLARS
 Oil                                                    1,900    2,319    3,138    2,904    1,979    3,095      5,078      3,748
 Potash                                                 1,109    1,217    1,116    1,501    1,615    1,625      1,696      1,601
 Uranium                                                  408      432      668      557        X        X        419        562
 Other                                                    751      632      678      738    1,181    1,395      1,417      1,597
   Total                                                4,167    4,600    5,599    5,701    4,776    6,116      8,611      7,507

VOLUME OF MINERAL SALES
 Oil - Thousands of m3                                 17,194   18,737   20,923   23,400   23,206   21,735     24,237     24,742
 Potash - Thousands of Tonnes                           7,441    7,687    7,029    8,700    8,014    7,971      8,584      7,773
 Uranium - Thousands of Kg                              9,816   11,076   15,079   13,295        X        X     10,890     15,037

PRIVATE AND PUBLIC INVESTMENT - Millions of Dollars
 New Capital Investment                                 4,727    5,024    5,606    7,627    6,739    6,679      6,615      6,327
 Construction                                           2,985    2,926    3,424    4,589    4,052    4,004      4,279      4,048
 Machinery and Equipment                                1,742    2,098    2,182    3,038    2,688    2,675      2,336      2,280
 Repair and Maintenance Investment                      1,619    1,676    1,712    2,064    2,013    2,131      1,950         NA
 Construction                                             573      582      645      703      717      747        688         NA
 Machinery and Equipment                                1,047    1,093    1,067    1,360    1,296    1,385      1,262         NA
   Total Private and Public Investment                  6,346    6,700    7,318    9,690    8,752    8,811      8,565         NA


OTHER
Value of Manufacturing Shipments - Millions of Dollars  4,300    4,793    5,150    5,964    6,079    6,172     7,490       7,145
Value of Retail Trade - Millions of Dollars             6,192    6,491    7,024    7,622    7,622    7,737     8,132       8,395
Housing Starts - Units                                  2,098    1,702    2,438    2,757    2,965    3,089     2,513       2,381
Electric Power Generated - GWh                         15,478   16,347   16,554   16,836   16,961   16,988    17,479      17,136





X:  Confidential; value included in Other Mineral Sales, volume not included in table.
NA:  Figures not available.
Source: Saskatchewan Bureau of Statistics, Statistics Canada and Saskatchewan Industry and Resources.
Note: Components may not add to total due to rounding.

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2002 In Review
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


Introduction


                                                      1.5 percent. The economy has cooled slightly in the latter half of 2002, but the most recent Statistics Canada data
                                                      indicates the Canadian economy grew at an annualized rate
                                                      of 3.1 percent in third quarter.


After posting solid gains in 2000, the
Saskatchewan economy contracted in 2001.
A global economic slowdown led to reduced demand for Saskatchewan's natural resources. In September, events on the world stage unfolded that caused fear and uncertainty, dampening consumer and business confidence. At home, a poor growing and harvest season forced many
Saskatchewan farmers to draw upon their
existing inventories of grains. This,
combined with soft global demand for our natural resources, led to the largest year of economic contraction since 1992.



While the common thought may be that the
Saskatchewan economy is in poor shape,
current indications are that the economy
has rebounded in 2002. The recession
predicted in the United States,
Saskatchewan's largest export market, did             Both these facts are good news for Saskatchewan. As a
not turn out to be as severe as initially             result of improved economic conditions in our export
thought. A strong fourth quarter in 2001              markets, private forecasts of 2002 real GDP growth in
helped the US economy post a positive,                Saskatchewan run between 2 and 3 percent. Indeed,
albeit small, annual real GDP growth rate             current statistics provide evidence of increased economic
of 0.3 percent in 2001. The momentum                  activity in the province. Employment is near record levels
carried forward into 2002. Despite what               and the oil and gas and mining sectors continue to thrive.
appears to be a jobless recovery in the               Several other key economic indicators - such as new
US, the most recent data shows an                     vehicle sales, retail sales and housing starts - all indicate a
annualized third quarter growth rate of               recovery is underway.
4.0 percent.




In Canada, the recovery has been solid.
There has been a boom in residential                  However, agriculture faced yet another tough year in
construction, exports have picked up                  2002. This year's harvest is expected to be one of the
throughout the year, and employment                   worst on record and farm cash receipts have fallen in
growth has been strong. The anticipated               2002. Tough times in the agriculture sector will
slowdown in late 2001 and 2002, given the             undoubtedly spill over into other industries and dampen
weak American economy and the fallout                 what might have been a healthy expansion.
from 9/11, did not materialize. Canada
saw a strong fourth quarter in 2001,
resulting in a 2001 growth rate of



EMPLOYMENT NEAR RECORD LEVELS

                                                       1,300 jobs. In public administration, job loss has averaged
                                                       900 positions, while the wholesale trade sector has seen a decrease of 700 positions.

Employment growth has been impressive so far in 2002,
erasing the job losses experienced in 2001. The most
current labour force statistics show that total
employment in Saskatchewan was 489,000 in November.
This is an increase of 24,400 jobs since November
2001.                                                  In the goods-producing sector, average employment is
                                                       down 2,000 year-to-date. Through November, average
                                                       employment in the mining and oil and gas sector has
                                                       decreased 1,200 from the same time period last year.
                                                       Agricultural employment has averaged 51,000 thus far in
                                                       2002, a decrease of 1,100 over the same eleven months in
                                                       2001. On the bright side, the utilities and construction
                                                       industries have added approximately 500 and 900
Through the first eleven months of 2002, employment    positions, respectively.
has averaged 481,800, an increase of nearly 8,300
jobs year-to-date. The annual average employment in
2001 was 472,300. If 2002 ends at these levels, it
would be the second-highest average annual
employment level on record.



                                                      Saskatoon has seen employment average 119,500 through
                                                      the first eleven months of the year, an increase of 3,700
                                                      over 2001 levels. In Regina, average employment has
                                                      grown by nearly 3,000 positions year-to-date to stand at
                                                      108,000.




                                                       Saskatchewan's unadjusted unemployment rate remains
                                                       one of the lowest in the country. Through the first eleven months of the year, unemployment has averaged 5.7
                                                       percent. The national average has been 7.7 so far in 2002.
                                                       More people are also joining the labour force in
                                                       Saskatchewan. The participation rate rose from 64.5
                                                       percent in January to 68.2 percent in November.



Of the employment growth witnessed through November
2002, industries in the services-producing sector have led the way. Retail trade has seen an average increase of 5,100 jobs year-to-date. Health care and social assistance has seen employment grow by 3,200 jobs, while educational services have grown by 2,400 positions on average. Several other service-providing industries have seen employment gains as of November.



However, not all industries engaged in services have added jobs. Average employment in the transportation and warehousing industry has seen a decrease of nearly


MINING AND OIL AND GAS EXTRACTION                      KEY ECONOMIC INDICATORS SENDING
STILL PERFORMING WELL                                  STRONG SIGNALS

                                                       Consumers continue to drive the economy in Saskatchewan
Activity in Saskatchewan's oil and gas fields          despite the difficulties in the agriculture sector. While the
continues to produce solid results. Through the        outlook for economic growth in the province may have
first eight months of the year, crude oil production   dimmed after the drought of this past summer, strong
estimates stood at 16.1 million cubic metres, a        consumer demand, combined with promising business
modest decrease of 1.1 percent from the record levels  investment intentions, should result in positive economic
of 2001. Due to higher crude oil prices, as of         gains in 2002 and momentum into 2003.
August, the value of 2002 crude oil sales was 11.1
percent higher than the first eight months of 2001.



                                                       Buoyed by employment and wage gains, consumers are
                                                       spending in 2002. In 2001, housing starts fell 5.3 percent, but should rebound in 2002. Through September, there had
                                                       been 2,134 dwellings started, an increase of 30.9 percent
                                                       over the same nine months in 2001. Building permits issued remain strong as well. Through October the number of
                                                       permits issued for all dwelling units in Saskatchewan was
                                                       28.3 percent higher than the same time period a year prior.







Natural gas production estimates were 1.1 percent above last year's figures through August. For the fourth consecutive year, the province has witnessed a record for the number of natural gas wells drilled.
As of November, wells drilled stood at 1,725, surpassing the 2001 total of 1,409. The future still looks very promising for this sector. The sale of Crown petroleum and natural gas rights generated
$102.9 million in 2002, the highest annual total in five years.



                                                      Not surprisingly, as of October, the value of residential
                                                      construction building permits was up 26.6 percent year-to-
In the mining sector, 2002 production                 date over 2001 levels. However, weakness persists in the other
numbers are still healthy. As of October, potash      construction sectors - industrial, commercial and
production was up 4.0 percent over the same ten       institutional - and the total value of construction permits
months in 2001 and sodium sulphate production was     issued is down 3.3 percent year-to-date.
up 20.8 percent. Uranium production, however, has
declined 6.6 percent year-to- date compared to
2001 quantities.


Sales of new motor vehicles are also up in 2002.
As of September, the number of new vehicles sold in
Saskatchewan had increased 10.7 percent year-over-
year.  This is higher than the national average       Finally, investment in Saskatchewan is also poised to post
of 9.8 percent. The value of these sales has risen    better numbers this year. This year, public and private
11.9 percent year-over-year in the first nine         investment in new capital is expected to be $6.69 billion, an
months of 2002.                                       increase of 5.7 percent over 2001.  However, these
                                                      intentions are lower than initial $6.91 billion forecast made in the spring of 2002. Retail trade, manufacturing, finance and insurance, education, and housing should all see
                                                      increases in new construction, machinery and equipment.


Retail trade numbers in the province are looking
very strong so far in 2002, outpacing the national
average. Through September, sales in the retailing
sector were 7.5 percent higher than the same nine
months in 2001. The national average stood at a
6.3 percent increase. In Saskatchewan, all trade
groups except men's clothing have seen an increase    DROUGHT
in sales through the first nine months of 2002.


                                                      For the second consecutive year, Saskatchewan
                                                      experienced drought conditions in most, if not all, of the province. The results have been devastating. Farmers in
                                                      Saskatchewan are expected to harvest only 13.6 million
                                                      tonnes of grains in 2002, the lowest levels since 1988. At this level, this year's harvest will be 31 percent below the
                                                      2001 crop year, and 45 percent below the 10-year average.
                                                      The poor harvest is in spite of record levels of seeding. A cool and dry spring put many farmers behind in their
                                                      planting. Summer growing conditions were hampered by
                                                      drought and a grasshopper infestation ravaged surviving
                                                      crops. Finally, late season rains and an early frost delayed and reduced harvests.



Manufacturing activity in Saskatchewan appears to be on the rebound. After a slow first half of the year, total manufacturing shipments are down only
0.1 percent year-over-year through September.
This is much better than early 2002 numbers: in June, shipments were down 1.9 percent over the same six months in 2001. Within the sector, wood product manufacturing is up 34.9 percent, transportation equipment is up 24.3 percent, computer and electronics has risen by 14.0 percent, and beverage production is up 11.6 percent. Weakness prevails in electric equipment and appliances (down 47.6 percent), chemicals (down 11.1 percent), and clothing (down 9.2 percent).


FARM CASH RECEIPTS SUBSTANTIALLY LOWER                INFLATION

                                                      Saskatchewan's inflation rate has been running higher than the national average thus far in 2002. The annual change in
Third quarter farm cash receipts data illustrate      the All-Items Consumer Price Index has averaged 2.5
the difficulties facing Saskatchewan farmers.         percent (as of October). The Canadian average over the
The impact of the 2001 drought is being reflected     same time frame has been 1.9 percent.
in these numbers. Poor growing conditions in 2001
led farmers to draw down on their existing
inventories of grains. As a result, deliveries in
the first half of 2002 were substantially lower,      The increase in prices for tobacco and alcohol has
and the 2002 drought hastened the problems.           averaged 21.2 percent over the first ten months of 2002.
Saskatchewan farmers' marketings of grain were 35     Also seeing relatively large increases have been
percent lower than 2001 levels as of the end of       transportation and the recreation, reading and education
October.                                              category.



As a result, total cash receipts from January to
September have fallen 12.2 percent from 2001          In the province's two largest cities, inflation has averaged
levels, to $4.2 billion. Crop receipts have           2.5 percent in Regina and 2.6 percent in Saskatoon through
declined 11.8 percent through the first nine          the first ten months of 2002.
months of 2002.  Barley payments are down 34.2
percent, wheat (excluding durum) is down 22.2
percent and receipts for oats and canola are down
21 and 20.8 percent, respectively.




Livestock receipts in 2002 have fallen only
3.1 percent. Cattle and calves receipts are down
2.4 percent and hog receipts have declined 12.9 percent. The third component of farm cash receipts, program payments, has experienced a dramatic decline from 2001 levels. Program payments reached record levels in 2001 at $1.0 billion, helping to sustain high net farm cash incomes in 2001. From January to September, payments from insurance programs and aid packages are down 30 percent.


                                                      STATISTICAL TABLES
                                                      AND CHARTS

Table                                                 Page     Table                                                 Page

POPULATION                                                     AGRICULTURE
  1. Population, Canada and Saskatchewan by Sex......   11       34. Number and Average Size of Farms,
  2. Saskatchewan Components of Population Change....   11           Saskatchewan...................................   21
  3. Population, Saskatchewan Distribution by Age                35. Current Values of Farm Capital, Saskatchewan...   21
     Groups..........................................   11       36. Cash Receipts and Net Income of Farm
  4. Population, Saskatchewan Urban, Rural and                       Operators from Farming Operations,
     Farm............................................   11           Saskatchewan...................................   21
  5. City Population, Saskatchewan ..................   12       37. Farm Operating Expenses and Depreciation
  6. Percentage Distribution of Population by                        Charges, Saskatchewan .........................   22
     Place of Residence .............................   12       38. Acreage Sown to Wheat by Crop District,
  7. Saskatchewan Population 65 and Over by                          Saskatchewan...................................   22
     Place of Residence .............................   12       39. Average Wheat Yields by Crop District,
  8. Saskatchewan Percentage Population 65                           Saskatchewan...................................   23
     and Over .......................................   12       40. Production of Principal Field Crops,
                                                                     Saskatchewan...................................   23
LABOUR                                                           41. Producer Marketings of Selected Grains,
  9. Labour Force, Annual Averages, Canada and                       Saskatchewan...................................   23
     Saskatchewan....................................   13       42. Average Farm Price of Principal Grains,
 10. Employed by Industry, Saskatchewan .............   13           Saskatchewan...................................   24
 11. Annual Average Hourly Earnings of                           43. Outstanding Farm Debt as of December 31,
     Hourly-rated Wage-earners, Saskatchewan,                        Saskatchewan...................................   24
     Alberta, Manitoba and Canada ...................   13       44. Gross Marketings of Livestock by Crop
 12. Average Weekly Hours of Hourly-rated                            District, Saskatchewan.........................   24
     Wage-earners, Saskatchewan, Alberta,                        45. Livestock Marketings, Saskatchewan ............   25
     Manitoba and Canada.............................   14       46. Livestock Population, Saskatchewan.............   25
 13. Average Weekly Wages and Salaries,                          47. Saskatchewan Grain Exports by Destination......   25
     Saskatchewan, Alberta, Manitoba                             48. Oilseeds Marketings, Saskatchewan .............   25
     and Canada .....................................   14
                                                                 TRAVEL
BUSINESS INDICATORS                                              49. Saskatchewan Receipts from Out-of-Province
 14. Retail Trade, Saskatchewan, Alberta,                            Canadian Residents and Foreign Visitors........   26
     Manitoba and Canada.............................   15       50. Air Traffic - Inbound and Outbound Passengers..   26
 15. New Motor Vehicle Sales, Saskatchewan...........   15       51. Saskatchewan Residents Returning from the
 16. Retail Trade by Kind of Business, Saskatchewan..   15           United States by Type of Transportation .......   26
 17. Value of Building Permits Issued for                        52. United States Visitors Entering Saskatchewan
     Construction, Saskatchewan, Regina and                          by Type of Transportation .....................   26
     Saskatoon.......................................   15
 18. Consumer Price Indexes, Canada, Manitoba,                   MISCELLANEOUS
     Saskatchewan and Alberta (1992=100).............   16       53. Income Tax Statistics by Age Group,
 19. Indexes of Farm Product Prices and Farm Costs                   Saskatchewan and Canada .......................   27
     (1992=100)......................................   16       54. Source of Income on Basis of Income Tax
 20. Industry Selling Price Indexes, Canada                          Returns, Western Canada .......................   27
     (1997=100)......................................   16       55. Distribution of Taxpayers by Income Groups,
                                                                     Saskatchewan...................................   28
GENERAL ECONOMIC INDICATORS                                      56. Provincial Highways by Surface Type,
 21. Private and Public Investment by Industry,                      Saskatchewan ..................................   28
     Saskatchewan....................................   17       57. Electric Energy Statistics, Saskatchewan ......   28
 22. Per Capita Capital Investment,                              58. Gross Fixed Capital Formation, by Industry, on
     Canada and Western Provinces ...................   17           a GDP Basis, Saskatchewan .....................   28
                                                                 59. Number of Locations and Total Receipts for
NON-AGRICULTURAL INDUSTRIES                                          Major Accommodation Groups, Saskatchewan ......   29
 23. Manufacturing Industry, Saskatchewan  ..........   18       60. Net Sales of Selected Petroleum Products,
 24. Manufacturing by Industry Groups, Saskatchewan..   18           Saskatchewan...................................   29
 25. New Dwelling Units: Starts and Completions,                 61. Motor Vehicle Registrations, Saskatchewan......   29
     Saskatchewan, Alberta, Manitoba and Canada......   18       62. Telephone Statistics, Saskatchewan ............   29
 26. New Dwelling Units Started, by Type,
     Saskatchewan ...................................   18       MAPS
 27. Value of Mineral Sales by Kind, Saskatchewan....   19           Saskatchewan by Crop Districts ................   30
 28. Crude Oil Statistics, Saskatchewan .............   19           Saskatchewan Census Divisions .................   31
 29. Principal Markets for Saskatchewan Crude Oil....   19
 30. Mining Investment, Saskatchewan ................   20       SASKATCHEWAN ECONOMIC ACCOUNTS
 31. Volume of Mineral Sales, Saskatchewan...........   20           Tables 1-30 ...................................   33
 32. Value of Potash Exports, Saskatchewan ..........   20
 33. Value of Primary Forest Products, Saskatchewan..   20

                                                                      Population



POPULATION, CANADA AND SASKATCHEWAN BY SEX             SASKATCHEWAN COMPONENTS OF POPULATION CHANGE


                              Saskatchewan
                        --------------------------                                         Net         Net
As at                                                         Live             Natural   Interprov  International    Net
Census day    Canada      Total     Male    Female    Year   Births   Deaths  Increase   Migration   Migration    Migration
---------------------------------------------------   ----------------------------------------------------------------------
1901        5,371,315    91,279   49,431    41,848    1985   18,162   8,031    10,131    -5,014       1,367       -3,647
1911        7,206,643   492,432  291,730   200,702    1986   17,518   8,061     9,457    -7,020       1,861       -5,159
1921        8,787,949   757,510  413,700   343,810    1987   17,034   7,808     9,226    -9,043       2,009       -7,034
1931       10,376,786   921,785  499,935   421,850    1988   16,763   8,100     8,663   -16,338       2,170      -14,168
1941       11,506,655   895,992  477,563   418,429    1989   16,651   7,920     8,731   -18,589       1,857      -16,732
1951       14,009,429   831,728  434,568   397,160    1990   16,090   8,044     8,046   -15,928       2,069      -13,859
1956       16,080,791   880,665  458,428   422,237    1991   15,304   8,098     7,206    -9,499       1,638       -7,861
1961       18,238,247   925,181  479,564   445,617    1992   15,004   7,793     7,211    -7,727       1,902       -5,825
1966       20,014,880   955,344  489,040   466,304    1993   14,269   8,164     6,105    -4,543       1,638       -2,905
1971       21,568,310   926,245  470,720   455,525    1994   14,038   8,308     5,730    -3,958       1,486       -2,472
1976       22,992,605   921,325  464,775   456,550    1995   13,499   8,495     5,004    -3,190       1,595       -1,595
1981       24,341,700   968,300  486,100   482,200    1996   13,300   8,765     4,535    -1,871       1,241         -630
1986*      25,353,000 1,009,615  504,365   505,250    1997   12,860   8,637     4,223    -2,669       1,152       -1,517
1991*      27,296,855   988,930  490,780   498,150    1998   12,777   8,905     3,872    -1,786         764       -1,022
1996*      28,846,760   990,240  489,430   500,815    1999   12,604   9,044     3,560    -7,146       1,302       -5,844
2001*      30,007,094   978,933  481,755   497,185    2000   12,140   9,169     2,971    -8,301         924       -7,377
                                                      2001   11,969   9,294     2,675    -8,461         723       -7,738
------------------------------------------------------------------------------------------------------------------------



*Excludes unenumerated Indian Reserves                Source: Statistics Canada 91-002, Quarterly Demographic Statistics.
Note: Figures may not add to totals due to rounding.
Source: Statistics Canada, Census of Canada.

-------------------------------------------------------------------------------------------------------------------------


POPULATION, SASKATCHEWAN DISTRIBUTION BY AGE GROUPS     POPULATION, SASKATCHEWAN URBAN, RURAL AND FARM
                As at Census Day                                                                   Rural
------------------------------------------------------                                  --------------------------
Age           1991*          1996*          2001*         As at
Group     '000     %     '000     %     '000     %        June 1     Total    Urban     Total      Farm   Non-Farm
------------------------------------------------------    --------------------------------------------------------
0-9     159.4   16.1    148.3  15.1    130.3  13.3        1976     921,325  511,330   409,995   192,570    217,425
10-19   151.2   15.3    156.9  15.8    155.3  15.9        1981     968,313  563,166   405,147   180,255    224,892
20-29   140.8   14.3    124.8  12.6    123.2  12.6        1986*  1,009,615  620,195   389,420   161,500    227,920
30-39   157.5   15.9    153.1  15.5    129.9  13.3        1991*    988,928  623,397   365,531   159,725    205,806
40-49   111.9   11.3    133.9  13.5    148.6  15.2        1996*    990,237  627,178   363,059   140,345    222,714
50-59    85.2    8.6     87.6   8.8    104.7  10.7
60-69    84.3    8.5     79.5   8.0     76.5   7.8        % Changes
70+      98.7   10.0    106.1  10.7    110.4  11.3        1971-76     -0.5      4.2      -5.9     -17.5        7.5
Total   988.9  100.0    990.2 100.0    978.9 100.0        1976-81      5.1     10.0      -1.2      -6.4        3.4
0-14    237.5   24.0    228.6  23.1    207.2  21.2        1981-86      4.3     10.1      -3.9     -10.4        1.3
15-64   611.5   61.9    616.0  62.2    624.1  63.8        1986-91     -2.0      0.5      -6.1      -1.1       -9.7
65+     139.9   14.1    145.6  14.7    147.6  15.1        1991-96      0.1      0.6      -0.7     -12.1        8.2
------------------------------------------------------    --------------------------------------------------------
Note: Figures may not add to total due to rounding. *     * Excludes unenumerated Indian Reserves.
Excludes unenumerated Indian reserves.  Source:           Source: Statistics Canada, Census of Canada.
Statistics Canada, Census of Canada.

                                                                      Population


CITY POPULATION, SASKATCHEWAN                                      PERCENTAGE DISTRIBUTION OF POPULATION

                                                                                          Place of Residence
City                 1986        1991        1996        2001               -----------------------------------------------------
---------------------------------------------------------------     Year    City     Town     Village     R.M.    Indian Reserves
Regina            175,064     179,178     180,400     178,225       -------------------------------------------------------------
Saskatoon         177,659     186,058     193,647     196,811       1990    52.0     16.4        7.2     20.4         4.0
Moose Jaw          35,073      33,593      32,973      32,131       1991    52.0     16.4        7.3     20.2         4.2
Prince Albert      33,686      34,181      34,777      34,291       1992    52.5     16.2        7.1     19.9         4.3
Swift Current      15,666      14,815      14,890      14,821       1993    53.1     16.1        7.0     19.5         4.4
North Battleford   14,876      14,350      14,051      13,692       1994    53.0     16.2        7.0     19.3         4.5
Yorkton            15,574      15,315      15,154      15,107       1995    53.6     16.2        6.9     18.7         4.6
Estevan            10,161      10,240      10,752      10,242       1996    54.1     16.2        6.9     18.1         4.6
Weyburn            10,153       9,673       9,723       9,534       1997    53.9     16.8        7.2     17.4         4.7
Melville            5,123       4,905       4,646       4,453       1998    54.0     17.5        8.1     16.5         3.9
Melfort             6,078       5,628       5,759       5,559       1999    55.0     17.4        8.0     15.8         3.8
Lloydminster        7,155       7,241       7,636       7,840       2000    54.4     17.6        8.2     15.5         4.3
Humboldt            5,089       4,989       5,074       5,161       2001    54.7     17.6        8.3     15.1         4.3
                                                                    2002    54.8     17.7        8.4     14.8         4.3
Total             506,268     515,177     524,408     527,867       -------------------------------------------------------------
-------------------------------------------------------------       Source:  Saskatchewan Hospital Services Plan, Annual Covered
Source: Statistics Canada, Census of Canada.                                 Population.

SASKATCHEWAN POPULATION 65 AND OVER BY PLACE OF RESIDENCE


         Cities            Towns             Villages          R.M.'s           Indian Bands       Province
         -------------------------------------------------------------------------------------------------------
Year     Number      %     Number      %     Number      %     Number      %     Number      %     Number      %
-----------------------------------------------------------------------------------------------------------------
1991     64,885   12.4     37,372   22.6     13,878   18.9     22,134   10.8      1,526    3.6    139,795   13.8
1992     66,228   12.4     37,713   22.8     13,760   19.2     22,516   11.1      1,588    3.7    141,805   13.9
1993     67,516   12.5     37,870   23.1     13,668   19.2     22,890   11.5      1,657    3.7    143,601   14.1
1994     68,519   12.8     37,744   23.0     13,627   19.3     23,185   11.9      1,690    3.7    144,765   14.3
1995     69,646   12.7     37,705   22.9     13,596   19.3     23,443   12.3      1,755    3.7    146,145   14.3
1996     70,923   12.8     37,941   22.7     13,441   18.9     23,618   12.7      1,817    3.8    147,740   14.4
1997     71,436   13.0     37,408   21.8     13,284   18.1     23,604   13.3      1,890    3.9    147,622   14.5
1998     72,461   13.0     37,255   20.6     13,305   15.9     23,804   14.0      2,006    5.0    148,831   14.4
1999     74,482   13.0     37,301   20.5     13,306   15.9     24,333   14.9      2,091    5.2    151,513   14.6
2000     73,350   13.2     35,884   20.0     12,700   15.1     23,836   15.0      1,919    4.4    147,689   14.5
2001     73,847   13.2     35,366   19.6     12,567   14.7     24,326   15.7      1,926    4.4    148,032   14.4
2002     74,466   13.3     34,848   19.2     12,378   14.4     24,764   16.3      1,976    4.5    148,432   14.5
----------------------------------------------------------------------------------------------------------------

Source: Saskatchewan Hospital Services Plan, Annual Covered Population.

SASKATCHEWAN PERCENTAGE POPULATION 65 AND OVER

                                                 Age                              Total 65+
            --------------------------------------------------------------------------------------
Year        65-69     70-74     75-79      80-84      85-89        90+         Number          %
--------------------------------------------------------------------------------------------------
1989        4.0        3.4       2.7        1.7        0.9         0.4       136,302         13.2
1990        4.0        3.5       2.8        1.7        0.9         0.5       138,495         13.5
1991        4.1        3.6       2.9        1.8        1.0         0.5       139,796         13.8
1992        4.0        3.6       2.9        1.9        1.0         0.5       141,805         13.9
1993        4.0        3.6       2.9        2.0        1.1         0.5       143,601         14.1
1994        4.0        3.7       2.9        2.1        1.1         0.5       144,611         14.3
1995        3.9        3.6       2.9        2.1        1.1         0.6       146,145         14.3
1996        3.9        3.6       3.0        2.2        1.2         0.6       147,740         14.4
1997        3.9        3.6       3.0        2.2        1.2         0.6       147,622         14.5
1998        3.8        3.5       3.0        2.2        1.3         0.6       148,831         14.4
1999        3.7        3.5       3.0        2.2        1.4         0.7       151,513         14.6
2000        3.7        3.5       3.0        2.2        1.4         0.7       147,689         14.2
2001        3.6        3.5       3.0        2.3        1.4         0.7       148,032         14.4
2002        3.6        3.4       3.0        2.3        1.4         0.8       148,432         14.5
--------------------------------------------------------------------------------------------------

Source: Saskatchewan Hospital Services Plan, Annual Covered Population.
NOTE: THE DATA CONTAINED IN THIS PUBLICATION HAVE BEEN DRAWN FROM A NUMBER OF SOURCES AND THEREFORE SUCH DATA AS POPULATION COUNTS MAY VARY SLIGHTLY BETWEEN SOURCES.

                                                                          Labour

LABOUR FORCE, ANNUAL AVERAGES CANADA                                               EMPLOYED BY INDUSTRY, SASKATCHEWAN
       AND SASKATCHEWAN

                    1996      1997     1998     1999   2000       2001                    1996    1997    1998    1999   2000   2001
----------------------------------------------------------------------   -----------------------------------------------------------
Labour Force                           number ('000)                                               thousands
 Canada         14,899.5  15,153.0 15,417.7 15,721.2 15,999.2 16,246.3   Agriculture      71.4    70.0    71.6    67.5   62.1   51.3
 Saskatchewan      489.8     499.5    505.3    511.0    511.7    501.5   Other Primary
Employed                               number ('000)                      Industries      13.9    16.5    15.9    13.5   15.9   17.7
 Canada         13,462.6  13,774.4 14,140.4 14,531.2 14,909.7 15,076.8    Utilities        4.2     4.2     3.6     3.7    3.6    3.6
 Saskatchewan      457.5     470.0    476.3    480.1    485.0    472.4    Construction    19.9    22.2    22.4    23.5   24.0   24.9
Unemployed                             number ('000)                      Manufacturing   28.4    29.4    30.4    28.4   29.2   29.8
 Canada          1,436.9   1,378.6  1,277.3  1,190.1  1,089.6  1,169.6    Trade           69.8    71.4    73.6    76.6   76.3   73.4
 Saskatchewan       32.2      29.5     29.0     31.0     26.7     29.2    Transp. and
Unemployment                  As a percent of the labour force             Warehousing    23.4    23.5    23.5    24.9   28.1   26.0
 Canada              9.6       9.1      8.3      7.6      6.8      7.2   Finance, Insurance
 Saskatchewan        6.6       5.9      5.7      6.1      5.2      5.8   Real Estate &
Participation Rate                      percent                           Leasing         24.5    25.2    25.4    24.7   26.6   26.8
 Canada             64.7      64.9     65.1     65.6     65.9     66.0    Service        172.8   178.0   181.1   190.6  192.5  191.0
 Saskatchewan       65.4      66.3     66.6     67.0     67.0     65.8    Public
----------------------------------------------------------------------    Administration  29.3    29.7    28.7    26.7   26.7   28.0
Source: Statistics Canada 71F0004XCB, Labour Force Historical Review.       Total All
                                                                            Industries   457.5   470.0   476.3   480.1  485.0  472.4
                                                                         -----------------------------------------------------------
                                                                         Source: Statistics Canada 71F004XCB, Labour Force
                                                                         Historical Review.

ANNUAL AVERAGE HOURLY EARNINGS FOR EMPLOYEES PAID BY THE HOUR (INCLUDING OVERTIME), SASKATCHEWAN, ALBERTA, MANITOBA AND CANADA

                            Saskatchewan                  Alberta                     Manitoba                    Canada
                      -------------------------   -------------------------   -------------------------   --------------------------
Industry              1998   1999   2000   2001   1998   1999   2000   2001   1998   1999   2000   2001   1998   1999   2000   2001
------------------------------------------------------------------------------------------------------------------------------------
                                                                         dollars
                      --------------------------------------------------------------------------------------------------------------
Industrial Aggregate  14.65  14.86  15.22  15.39  15.91  16.72  16.92  17.13  14.16  14.52  14.88  15.06  15.78  16.04  16.49  16.79
Goods Producing
 Industries          18.47  18.89  18.95  19.04  19.82  20.89  20.99  21.18  16.25  16.45  16.86  16.63  18.52  18.83  19.27  19.45
  Logging & Forestry 17.07  17.23  20.00  20.92  20.11  20.01  20.65  21.84  x      x      x      x      20.18  20.05  21.24  21.84
  Mining             22.36  24.34  22.76  22.59  24.55  27.22  26.70  26.12  25.43  24.80  23.29  22.55  23.89  25.51  24.90  24.40
  Manufacturing      17.28  16.94  17.00  17.12  17.28  17.23  17.74  18.16  14.95  15.17  15.64  15.63  17.59  17.82  18.29  18.58
  Construction       17.95  17.98  19.59  19.70  20.25  21.20  22.21  22.61  18.94  19.52  20.14  18.96  20.29  20.51  21.31  21.04
Service Producing
 Industries          13.35  13.54  14.10  14.19  13.99  14.56  14.96  15.10  13.18  13.64  14.04  14.36  14.27  14.47  14.98  15.34
  Trade              12.36  12.27  13.18  12.79  13.33  13.29  14.00  14.07  12.62  12.54  13.51  13.09  13.06  13.04  13.91  13.94
  Transportation &
   Warehousing       15.56  16.40  16.30  16.16  16.03  16.60  16.22  16.04  16.31  17.79  18.90  19.74  17.66  17.59  17.74  18.13
  Finance &
   Insurance         13.43  15.75  20.08  17.69  15.88  17.13  19.46  18.18  14.65  16.09  16.98  15.60  14.91  15.45  16.73  17.01
  Real Estate,
   Rentals & Leasing 11.91  11.91  11.60  14.00  14.08  13.78  14.03  15.09  11.83  11.34  12.20  12.30  13.28  13.29  13.92  14.81
  Health Care &
   Social Assistance 16.66  17.20  17.86  18.29  17.80  20.40  19.58  19.70  x      x      x      x      17.69  18.45  18.84  19.32
------------------------------------------------------------------------------------------------------------------------------------
x Confidential.
Source: Statistics Canada 72F0023XCB, Annual Estimates of Employment, Earnings and Hours.

                                                                         LABOUR

AVERAGE WEEKLY HOURS FOR EMPLOYEES PAID BY THE HOUR (INCLUDING OVERTIME), SASKATCHEWAN, ALBERTA, MANITOBA AND CANADA

                              Saskatchewan                 Alberta                    Manitoba                   Canada
                         ----------------------     ----------------------     ----------------------     ----------------------
Industry                 1998  1999  2000  2001     1998  1999  2000  2001     1998  1999  2000  2001     1998  1999  2000  2001
-----------------------------------------------     ----------------------     ----------------------     ----------------------
                                                                          hours
                         -------------------------------------------------------------------------------------------------------
Industrial Aggregate     29.5  30.0  29.8  30.3     30.8  31.0  31.3  31.8     30.6  30.2  30.2  30.2     31.4  31.6  31.6  31.6
 Goods Producing
  Industries             38.1  37.9  38.0  38.3     39.5  39.1  39.0  39.1     37.8  37.6  37.3  38.0     38.8  38.7  38.7  38.9
  Forestry & Logging     38.9  37.8  36.4  37.8     39.8  39.2  38.4  38.3     x     x     x     x        39.5  39.9  38.8  38.4
  Mining                 39.9  39.3  41.7  41.6     42.2  41.5  42.0  41.5     39.6  39.6  42.4  41.5     41.3  40.9  42.1  41.6
  Manufacturing          37.8  38.1  38.0  38.4     38.7  38.5  38.7  38.9     37.5  37.9  37.6  38.2     38.7  38.9  38.9  39.0
  Construction           37.8  36.7  36.8  36.7     39.4  38.3  38.1  38.4     39.0  36.2  35.5  37.1     38.5  37.6  37.3  38.1
 Service Producing
 Industries              27.4  28.1  27.9  28.3     27.8  28.1  28.6  29.1     28.1  27.8  28.0  27.7     28.4  28.6  28.7  28.7
  Trade                  28.2  29.0  27.6  27.7     28.8  29.4  28.5  27.9     28.6  29.2  27.5  27.8     28.5  29.1  28.3  28.1
  Transportation &
   Warehousing           35.7  36.0  37.1  41.0     35.5  36.2  37.1  38.8     37.1  36.3  35.2  34.9     35.8  35.7  36.2  37.4
  Finance & Insurance    26.6  30.8  28.5  28.6     26.2  28.7  29.2  28.5     25.6  29.5  29.6  28.6     28.3  28.7  29.2  28.7
  Real Estate, Rentals
   & Leasing             26.2  25.6  26.9  27.3     30.1  30.8  31.3  28.7     27.6  28.5  26.7  27.5     28.6  29.9  29.5  27.9
  Health Care & Social
   Assistance            27.5  27.3  27.1  27.5     26.4  24.8  27.3  28.6     x     x     x     x        28.7  28.0  28.6  28.8
---------------------------------------------------------------------------------------------------------------------------------
x Confidential.
Source: Statistics Canada 72F0023XCB, Annual Estimates of Employment, Earnings and Hours.


AVERAGE WEEKLY EARNINGS (INCLUDING OVERTIME) FOR ALL EMPLOYEES, SASKATCHEWAN, ALBERTA, MANITOBA AND CANADA

                                     Saskatchewan                               Alberta
                         ------------------------------------     ------------------------------------
Industry                 1998      1999      2000      2001       1998      1999      2000      2001
-------------------------------------------------------------     ------------------------------------
                                                            dollars
                         -----------------------------------------------------------------------------
Industrial Aggregate     565.23    570.08    586.94    597.91     637.16    645.74    664.91    683.59
 Goods Producing
  Industries             787.25    785.21    820.41    829.78     878.04    885.87    908.27    921.50
 Forestry & Logging      645.38    638.65    765.16    785.36     759.01    771.92    791.42    827.87
 Mining                  990.82  1,005.34  1,059.80  1,085.90   1,163.37  1,186.52  1,203.85  1,210.51
 Manufacturing           740.93    732.02    738.47    750.01     765.51    765.09    790.72    805.64
 Construction            689.83    675.50    736.30    732.89     795.68    816.26    851.24    862.86
Service Producing
 Industries              520.73    528.93    542.31    551.30     568.45    576.91    592.78    609.71
 Trade                   477.04    483.62    494.69    490.94     538.09    547.11    542.64    554.36
 Transportation &
  Warehousing            643.96    659.22    680.65    715.31     667.11    698.15    704.64    725.02
 Finance & Insurance     665.54    742.11    793.29    783.90     810.12    840.13    912.44    875.09
 Real Estate, Rentals &
  Leasing                506.11    526.58    518.95    586.02     590.52    582.24    580.01    630.34
 Health Care & Social
  Assistance             482.62    494.48    506.36    527.61     527.05    543.64    565.06    590.89
------------------------------------------------------------------------------------------------------

                                          Manitoba                                 Canada
                         --------------------------------------     ------------------------------------
Industry                   1998      1999      2000      2001       1998      1999      2000      2001
---------------------------------------------------------------     ------------------------------------
                                                              dollars
                         -------------------------------------------------------------------------------
Industrial Aggregate       566.07    566.23    586.36    591.47     632.16    638.92    653.60    665.12
 Goods Producing
  Industries               692.21    687.60    709.42    704.51     796.69    805.13    822.74    831.03
 Forestry & Logging        x         x         x         x          773.62    777.74    830.51    845.45
 Mining                  1,079.46  1,033.52  1,119.08  1,097.31   1,094.54  1,101.04  1,137.37  1,153.12
 Manufacturing             635.82    645.67    666.18    668.36     770.92    782.43    796.89    808.12
 Construction              754.04    721.94    738.39    710.57     781.44    782.63    808.06    800.80
Service Producing
Industries                 535.07    537.08    556.63    564.77     582.78    588.59    601.77    615.17
 Trade                     491.81    492.95    502.48    497.10     523.66    529.89    535.48    542.14
 Transportation &
  Warehousing              673.69    711.75    730.56    735.10     704.87    715.98    725.10    741.65
 Finance & Insurance       734.78    779.55    836.57    796.64     811.26    815.61    836.32    842.48
 Real Estate, Rentals &
  Leasing                  467.30    453.50    470.95    513.00     567.57    577.63    590.93    611.35
 Health Care & Social
  Assistance               478.92    443.22    450.06    469.32     543.36    544.68    562.25    581.29
--------------------------------------------------------------------------------------------------------
x Confidential.
Source: Statistics Canada 72F0023XCB, Annual Estimates of Employment, Earnings and Hours.

                                                        Business Indicators

RETAIL TRADE


Year       Saskatchewan       Alberta        Manitoba        Canada
-----------------------------------------------------------------------
                                  millions of dollars
           ------------------------------------------------------------
1986       5,172              15,762         5,773           153,786
1987       5,416              16,352         6,127           168,894
1988       5,677              17,563         6,337           181,652
1989       5,758              18,875         6,599           189,302
1990       5,689              20,023         6,596           192,558
1991       5,317              19,005         6,293           181,614
1992       5,364              19,515         6,403           185,170
1993       5,702              20,545         6,695           194,325
1994       6,192              22,225         7,020           207,841
1995       6,491              22,733         7,432           213,774
1996       7,024              23,806         7,920           220,870
1997       7,622              26,939         8,589           237,837
1998       7,622              28,069         8,773           246,675
1999       7,737              29,335         9,026           260,779
2000       8,132              31,712         9,396           277,033
2001       8,395              34,602         9,937           289,130
-----------------------------------------------------------------------
Source: Statistics Canada 63-005, Retail Trade.


NEW MOTOR VEHICLE SALES, SASKATCHEWAN

                                        Commercial
                 Passenger Cars          Vehicles             Total Vehicles
------------------------------------------------------------------------------
Year             Sales    Value      Sales    Value         Sales      Value
                 No.      $'000      No.      $'000         No.        $'000
                 -------------------------------------------------------------
1990             19,490   350,913    16,208   366,833       35,698     717,746
1991             18,104   305,723    14,972   320,856       33,076     626,579
1992             14,208   253,145    15,497   364,452       29,705     617,597
1993             12,904   233,514    15,948   420,981       28,852     654,495
1994             13,743   261,188    18,614   516,767       32,357     777,955
1995             12,308   255,608    18,610   551,491       30,918     807,099
1996             13,044   288,709    22,809   724,216       35,853   1,012,926
1997             14,173   324,609    28,348   938,941       42,521   1,263,553
1998             12,262   288,853    23,794   811,282       36,056   1,100,136
1999             12,975   309,859    21,800   785,298       34,775   1,095,157
2000             14,275   346,282    22,407   823,199       36,682   1,169,477
2001             15,498   376,751    22,856   838,495       38,354   1,215,245
------------------------------------------------------------------------------
Source: Statistics Canada 63-007, New Motor Vehicle Sales.


RETAIL TRADE BY KIND OF BUSINESS, SASKATCHEWAN

Kind of Business                            1999       2000        2001
----------------------------------------------------------------------------
                                                  millions of dollars
                                            --------------------------------
Supermarkets and Grocery Stores             1,847      1,931       2,019
All Other Food Stores                          61         60          66
Drugs and Patent Medicine Stores              380        372         392
Shoe Stores                                    25         26          27
Men's Clothing Stores                          34         33          29
Women's Clothing Stores                       100         99          99
Other Clothing Stores                         173        180         180
Household Furniture and Appliance Stores      263        282         286
Household Furnishings Stores                   77         76          66
Motor Vehicle and Recreational Vehicle
  Dealers                                   1,921      2,017       2,180
Gasoline Service Stations                     636        720         715
Automotive Parts, Accessories and Services    500        527         504
General Merchandise Stores                  1,060      1,114       1,124
Other Semi-Durable Goods Stores               187        190         195
Other Durable Goods Stores                    195        206         200
Other Retail Stores                           276        299         313
Total All Stores                            7,737      8,132       8,395
----------------------------------------------------------------------------
Source: Statistics Canada 63-005, Retail Trade.


VALUE OF BUILDING PERMITS ISSUED FOR CONSTRUCTION
SASKATACHEWAN, REGINA, SASKATOON


                         1996     1997     1998     1999     2000     2001
---------------------------------------------------------------------------
                                         millions of dollars
                         --------------------------------------------------
Regina
  Residential             43        55        59      65       63       62
  Industrial               9        10         6       5        6        4
  Commercial              44        54        59      64       64       61
  Instit. & Gov't         44        69        38      43        8       61
  Total                  139       187       163     177      141      188

Saskatoon
  Residential            103       102       105     103       93       92
  Industrial              13        27        19      23       36       70
  Commercial              52        37        65      66       79       66
  Instit. & Gov't         18        37        29      37       35       54
  Total                  187       203       218     229      243      282

Provincial Total         543       627       673     722      609      703
---------------------------------------------------------------------------
Source: Statistics Canada 64-001, Building Permits.

                                                           BUSINESS INDICATORS


CONSUMER PRICE INDEXES, CANADA, MANITOBA, SASKATCHEWAN AND ALBERTA (1992=100)

                                                                        Health &     Recreation    Tobacco
               All                                                      Personal     Education       and
               Items    Food    Shelter    Clothing    Transportation    Care        & Reading     Alcohol
----------------------------------------------------------------------------------------------------------------
Canada
 1999          110.5    110.7    105.1      105.3          124.5         110.2         119.6          94.5
 2000          113.5    112.2    108.8      105.5          130.7         112.0         122.5          97.6
 2001          116.4    117.2    112.8      106.0          130.8         114.2         124.3         105.1

Manitoba
 1999          115.2    113.9    110.8      116.3          127.6         111.2         120.8         103.5
 2000          118.1    116.9    113.9      116.8          131.7         115.2         123.4         105.3
 2001          121.2    121.9    118.2      116.7          132.2         118.3         123.8         111.1

Saskatchewan
 1999          113.7    111.4    114.0      107.8          124.2         105.3         117.3         106.8
 2000          116.7    112.8    118.6      107.9          129.4         107.8         119.1         108.8
 2001          120.3    116.2    126.6      108.8          130.4         111.6         122.3         111.9

Alberta
 1999          113.4    109.3    111.7      103.7          124.9         109.5         119.9         105.0
 2000          117.4    111.7    118.6      102.5          131.5         112.2         123.0         106.8
 2001          120.1    116.9    121.5      103.0          133.3         114.4         124.5         111.1
----------------------------------------------------------------------------------------------------------------
Source: Statistics Canada 62-001, The Consumer Price Index.



INDEXES OF FARM COSTS (1992=100)                                    INDUSTRIAL PRODUCT PRICE INDEXES, CANADA (1997=100)

              Major Indexes, Western Canada                                 Total Food                  Total Non-
----------------------------------------------------------------            & Beverage       Food &      Food Incl.       Total
                            Machinery                               Year    Excl. Alcohol    Beverage     Alcohol     Manufacturing
         Farm    Building     and                                   ---------------------------------------------------------------
        Inputs     and       Motor         Crop                     1988        81.7           80.8         82.4           82.3
Year    Total    Fencing    Vehicles(1)  Production  Interest       1989        83.4           83.0         84.1           84.0
----------------------------------------------------------------    1990        84.8           84.4         84.1           84.2
1991    101.3     98.2         99.7         97.8      112.4         1991        85.2           85.1         83.0           83.3
1992    100.0    100.0        100.0        100.0      100.0         1992        86.0           86.1         83.3           83.8
1993    104.8    107.8        103.4        105.2       96.1         1993        88.9           88.9         86.4           86.8
1994    108.6    114.2        108.6        111.7       92.4         1994        91.9           91.7         92.0           92.0
1995    114.1    114.1        114.5        127.1      101.3         1995        94.3           94.2         99.6           98.9
1996    118.1    116.5        119.0        137.6       90.2         1996        98.3           98.1         99.4           99.3
1997    120.6    120.3        122.7        131.6       87.3         1997       100.0          100.0        100.0          100.0
1998    118.5    116.9        123.5        126.7       86.5         1998        98.4           98.8        100.6          100.4
1999    119.0    123.2        125.0        122.4       86.9         1999        98.1           98.9        102.7          102.2
2000    126.7    118.6        136.0        123.1       95.0         2000       100.2          101.1        107.4          106.5
2001    133.7    118.5        143.3        140.8       96.9         2001       103.0          103.9        108.2          107.6
----------------------------------------------------------------    ---------------------------------------------------------------
(1) Farm share only.                                                Source: Statistics Canada 62-011, Industry Price Indexes.
Source:  Statistics Canada 62-004, Farm Input Price Index.

                                                                         16

                                                   GENERAL ECONOMIC INDICATORS


PRIVATE AND PUBLIC INVESTMENT BY INDUSTRY, SASKATCHEWAN

                               1992      1993      1994      1995      1996      1997      1998      1999      2000      2001
----------------------------------------------------------------------------------------------------------------------------------
                                                            millions of dollars
                              ----------------------------------------------------------------------------------------------------
NEW CONSTRUCTION              2,344.3   2,443.5   2,984.6   2,926.0   3,423.7   4,588.9   4,051.8   4,004.4   4,278.8   4,047.5
 Primary Industries             482.2     938.6   1,245.8   1,312.3   1,688.0   2,720.5   1,542.4   1,307.7   1,964.4   1,732.2
 Manufacturing                  309.3     40.3       35.5      53.3      48.1      43.4      45.8      51.9     160.6      60.4
 Transp., Comm., & Util.        561.3     476.7     590.6     406.2     393.1     395.4     999.1   1,065.7     636.1     567.6
 Trade, Finance, Services       176.0     172.8     190.7     241.3     346.5     238.6     215.3     240.3     231.3     259.0
 Institutions, Government       297.9     343.2     375.3     320.0     285.0     405.2     412.3     471.8     459.4     655.6
 Housing                        517.6     472.0     546.7     592.9     662.9     786.0     836.9     867.2     827.0     772.8
NEW MACHINERY AND EQUIPMENT   1,752.1   1,664.1   1,742.4   2,097.9   2,182.2   3,037.6   2,687.5   2,674.7   2,336.3   2,279.5
 Primary Industries             548.7     688.4     816.8     886.4     887.0   1,154.3   1,089.6     745.9     660.8     679.6
 Manufacturing                  387.7     248.3     142.3     186.0     201.2     285.2     355.6     290.5     324.4     235.6
 Transp., Comm., & Util.        249.8     178.4     177.3     213.4     313.0     448.2     293.4     527.9     265.7     275.3
 Trade, Finance, Services       419.0     406.0     465.0     666.3     634.3     973.0     798.8     883.2     858.8     843.7
 Institutions, Government       146.7     143.0     141.1     145.6     146.5     176.9     150.2     227.2     226.5     245.4
TOTAL NEW CAPITAL EXPENDITURE 4,096.4   4,107.6   4,727.0   5,023.9   5,605.9   7,626.5   6,739.3   6,679.1   6,615.1   6,327.0
REPAIR EXPENDITURE ON
  CONSTRUCTION                     ..        ..     572.6     582.4     645.4     703.1     717.1     746.9     687.9        ..
REPAIR EXPENDITURE ON
  MACHINERY                        ..        ..   1,046.6   1,093.4   1,067.0   1,360.4   1,295.8   1,384.5   1,261.9        ..
TOTAL NEW AND REPAIR
  EXPENDITURE                 4,096.4   4,107.6   6,346.2   6,699.7   7,318.3   9,690.0   8,752.2   8,810.5   8,564.9        ..
----------------------------------------------------------------------------------------------------------------------------------
...  Figures not available.
(1) Preliminary actual.
Source: Statistics Canada 61-205, Private and Public Investment in Canada.



PER CAPITA CAPITAL INVESTMENT, CANADA AND THE WESTERN PROVINCES

                        POPULATION(1)                                                PER CAPITA NEW CAPITAL EXPENDITURES
        --------------------------------------------------------------    ---------------------------------------------------------
Year    Canada     Manitoba  Saskatchewan  Alberta    British Columbia    Canada  Manitoba  Saskatchewan  Alberta  British Columbia
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             millions of dollars

1991  28,030,864  1,109,594    1,002,668   2,592,551     3,373,399        4,612     3,110      4,576       6,353        5,149
1992  28,376,550  1,113,102    1,003,987   2,634,361     3,470,307        4,437     3,131      4,080       6,337        5,181
1993  28,703,142  1,118,356    1,006,949   2,670,726     3,571,525        4,388     3,241      4,079       6,919        5,279
1994  29,035,981  1,123,852    1,009,685   2,704,904     3,681,750        4,775     3,310      4,682       7,887        5,795
1995  29,353,854  1,129,771    1,014,172   2,739,853     3,784,008        4,713     3,523      4,954       7,813        5,432
1996  29,671,892  1,134,346    1,019,459   2,780,639     3,882,043        4,780     3,668      5,499       7,884        5,000
1997  29,987,214  1,136,584    1,022,020   2,837,191     3,959,698        5,609     4,434      7,462       10,436       5,695
1998  30,248,412  1,137,908    1,024,875   2,906,846     3,997,113        5,745     4,528      6,576       11,373       5,164
1999  30,509,323  1,142,545    1,025,564   2,959,641     4,028,280        5,846     4,584      6,513       10,422       5,127
2000  30,790,834  1,146,444    1,021,963   3,009,860     4,060,133        6,085     4,519      6,473       12,098       5,179
2001  31,110,565  1,149,118    1,017,087   3,059,107     4,101,579        6,295     4,645      6,221       13,369       5,492
-----------------------------------------------------------------------------------------------------------------------------------
(1) As at July 1.
Source: Statistics Canada 61-205, Private and Public Investment in Canada; Statistics Canada 91-213, Annual Demographic Statistics.
-----------------------------------------------------------------------------------------------------------------------------------

                                                Non-Agricultural Industries

MANUFACTURING INDUSTRY, SASKATCHEWAN
                                                                Value
                                   Production      Value       Factory
Year              Employees           Wages        Added      Shipments
---------------------------------------------------------------------------
                                     thousands of dollars
---------------------------------------------------------------------------
1990               13,866           392,049      1,385,206     3,671,678
1991               13,419           392,480      1,147,009     3,426,840
1992               13,728           406,452      1,183,897     3,387,768
1993               14,637           443,379      1,257,730     3,534,361
1994               15,338           469,718      1,520,122     4,299,522
1995               16,451           511,195      1,833,126     4,792,527
1996               17,459           532,695      1,780,258     5,150,344
1997               19,564           607,670      2,300,961     5,964,432
1998               19,413           610,823      2,388,220     6,079,123
1999               19,307           626,674      2,085,762     6,172,248
2000               22,352(1)        726,163(1)   2,801,607(1)  7,489,827(2)
2001               21,621(1)        698,675(1)   2,666,695(1)  7,145,459(2)
---------------------------------------------------------------------------
(1)  Saskatchewan Bureau of Statistics estimate.

(2)  Estimate is from Statistics Canada 31-001, Monthly Survey of Manufacturing.
     Source: Statistics Canada 31-203, Manufacturing Industries of Canada:
     National and Provincial Areas.

MANUFACTURING BY INDUSTRY GROUPS, SASKATCHEWAN

                                                      Salaries     Cost of     Value of
                       Establish-                       and       Materials     Factory      Value
                          ments         Employees      Wages        Used       Shipments     Added
-----------------------------------------------------------------------------------------------------
                                number                               millions of dollars
                       ------------------------------------------------------------------------------
Food
1999                      112             3,988        107.7       1,092.5      1,502.4      384.0
2000(1)                   118             4,617        124.8       1,285.7      1,823.1      515.8

Clothing
1999                       12               451          6.7          10.3         23.4       13.9
2000(1)                    13               522          7.7          12.1         28.4       18.7

Fabricated Metals
1999                      105             2,414         71.4         166.6        355.7      186.5
2000(1)                   110             2,795         82.7         196.1        431.6      250.5

Non Metallic Mineral
Products
1999                       55               557         16.4          43.1         90.8       44.6
2000(1)                    58               645         19.0          50.8        110.2       60.0

Electric Equip./
Appliances/Components
1999                        9               425         19.1         352.1        457.0      117.4
2000(1)                     9               492         22.1         414.3        554.5      157.7

Wood Industries
1999                       40             1,363         52.1         155.1        335.5      177.2
2000(1)                    42             1,578         60.4         182.5        407.2      238.1

Chemical and Chemical
Products
1999                       31               621         26.2         259.6        493.9      221.4
2000(1)                    33               719         30.3         305.5        599.4      297.3

Other Industries
1999                      334             9,488        327.1       1,748.6      2,913.5      940.8
2000(1)                   351            10,985        379.0       2,057.8      3,535.5    1,263.6

Total
1999                      698            19,307        626.7       3,828.0      6,172.2    2,085.8
2000(1)                   733            22,352        726.2       4,504.9      7,489.8    2,801.6
-----------------------------------------------------------------------------------------------------
(1)  Saskatchewan Bureau of Statistics estimate.
     Source:  Statistics Canada 31-203, Manufacturing Industries of Canada:
     National and Provincial Areas.

NEW DWELLING UNITS: STARTS AND COMPLETIONS,
SASKATCHEWAN, ALBERTA, MANITOBA AND CANADA

                  Saskatchewan      Alberta         Manitoba        Canada
-----------------------------------------------------------------------------
Starts
1992                 1,869           18,573          2,310          168,271
1993                 1,880           18,151          2,425          155,443
1994                 2,098           17,692          3,197          154,057
1995                 1,702           13,906          1,963          110,933
1996                 2,438           16,665          2,318          124,713
1997                 2,757           23,671          2,612          147,040
1998                 2,965           27,122          2,895          137,439
1999                 3,089           25,447          3,133          149,968
2000                 2,513           26,266          2,560          151,653
2001                 2,381           29,174          2,963          162,733
Completions
1992                 1,554           16,307          2,190          173,245
1993                 2,020           17,859          2,572          161,794
1994                 1,851           18,671          2,996          162,085
1995                 1,711           13,373          2,153          119,501
1996                 1,910           16,357          1,588          117,834
1997                 2,409           20,259          2,943          143,386
1998                 3,163           25,071          2,741          133,941
1999                 2,722           24,015          2,812          140,986
2000                 3,090           25,730          2,785          145,873
2001                 2,292           27,936          3,153          151,936
------------------------------------------------------------------------------
Source: Canada Mortgage and Housing Corporation, Housing Information Monthly.

NEW DWELLING UNITS STARTED, BY TYPE
SASKATCHEWAN
                     Single         Double
                     Dwellings      Dwellings     Apartments     Row     Total
--------------------------------------------------------------------------------
Saskatchewan
1996                  1,612           134            499         193     2,438
1997                  1,954           160            291         352     2,757
1998                  2,154           174            415         222     2,965
1999                  2,070           155            760         104     3,089
2000                  1,890           148            302         173     2,513
2001                  1,627           116            398         240     2,381
Regina
1996                    362            16             53           3       434
1997                    370            10             40          96       516
1998                    468            10             24          35       537
1999                    403            16            149           5       573
2000                    459            40             84          32       615
2001                    401            16            188          21       626
Saskatoon
1996                    635           104            322         147     1,208
1997                    709           114            133         231     1,187
1998                    692            90            161         194     1,137
1999                    724           106            384          59     1,273
2000                    602            92            144         130       968
2001                    542            58            160         140       900
--------------------------------------------------------------------------------
Source: Canada Mortgage and Housing Corporation, Housing Information Monthly.

                                                Non-Agricultural Industries


VALUE OF MINERAL SALES BY KIND, SASKATCHEWAN
                        1990     1991     1992     1993     1994     1995     1996     1997     1998     1999     2000     2001(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                  millions of dollars
                        ------------------------------------------------------------------------------------------------------------
Copper                   0.7      0.8       0.3      0.0      0.0      0.0      0.0      1.3       x        x       26.1      27.7
Zinc                     0.4      0.4       0.7      0.0      0.0      0.0      0.0      0.8       x        x        4.7       4.2
Uranium                343.7    303.8     381.1    375.3    407.8    432.2    667.6    556.9       x        x      419.2     561.8
Other Metals(2)         43.8     33.4      37.1     25.9     25.3     45.4     55.8     67.5       x        x       27.9      25.2
Potash                 794.1    764.8     812.5    799.5  1,108.7  1,216.8  1,115.9  1,501.0  1,615.1  1,625.2   1,695.9   1,600.7
Sodium Sulphate         23.7     20.1      22.5     25.3     26.1     25.6     31.5     32.7     30.5     25.6      23.0      22.0
Salt                    20.2     20.8      18.1     24.3     20.2     22.5     27.8     29.7     27.8     19.8      20.1      21.0
Petroleum            1,627.1  1,204.8   1,422.6  1,493.3  1,900.0  2,318.7  3,137.6  2,904.3  1,979.4  3,095.1   5,078.4   3,748.1
Natural Gas            359.6    379.9     348.4    387.8    527.3    374.0    392.5    421.4    421.9    611.3   1,093.9   1,268.4
Coal & Others          115.1    109.5     117.5    115.9    127.2    139.9    145.8    150.0       x        x      181.0     181.9
Sand and Gravel         23.8     41.5      18.2     18.8     24.7     24.6     24.3     35.0       x        x       40.6      46.1
Other(3)                  -        -         -        -        -        -        -        -     701.0    738.8        -         -
Grand Total          3,352.2  2,879.8   3,179.1  3,265.9  4,167.4  4,599.7  5,598.8  5,700.6  4,775.8  6,115.7   8,610.9   7,507.2
------------------------------------------------------------------------------------------------------------------------------------
x    Confidential.
(1)  Preliminary.
(2)  Includes Gold, Silver and Cadmium
(3)  Includes Copper, Zinc, Uranium, Other Metals, Coal & Others and Sand and Gravel for 1998 and 1999. Source:
     Saskatchewan Industry and Resources.


CRUDE OIL STATISTICS, SASKATCHEWAN

             Production of Crude Oil                        Drilling(1)
             ------------------------------------------------------------------
             Light     Medium      Heavy                Wells          Metres
Year         Gravity   Gravity     Gravity     Total    Drilled        Drilled
-------------------------------------------------------------------------------
                           millions of m3                no.            '000
-------------------------------------------------------------------------------
1985          3.9       3.8         3.8         11.6     3,851          3,576
1986          4.1       3.9         3.7         11.7     1,079          1,023
1987          4.0       4.4         3.7         12.1     1,605          1,414
1988          4.1       4.4         3.7         12.3     2,104          1,760
1989          3.9       4.4         3.4         11.7     1,502          1,174
1990          4.2       4.3         3.8         12.3     1,397          1,256
1991          4.1       4.4         3.9         12.4     1,144          1,121
1992          4.3       4.5         4.6         13.4       844            940
1993          4.7       5.0         5.3         15.0     2,286          2,274
1994          5.8       5.6         5.8         17.2     2,428          2,519
1995          5.8       6.0         6.9         18.7     2,150          2,455
1996          5.9       6.8         8.2         20.9     2,910          3,166
1997          6.2       7.4         9.8         23.4     3,942          4,350
1998          6.1       7.7         9.4         23.2     1,703          1,887
1999          5.3       7.1         9.3         21.7     2,433          2,251
2000          5.5       7.2        11.6         24.2     3,608          3,423
2001          5.4       7.1        12.2         24.8     3,333          3,148
-------------------------------------------------------------------------------
(1)  Includes all drilling.
     Source: Saskatchewan Industry and Resources.


PRINCIPAL MARKETS FOR SASKATCHEWAN CRUDE OIL

           Sask.                                  United
Year       Refineries     Alberta     Ontario     States     Quebec     Total
--------------------------------------------------------------------------------
                                   thousands of m3
--------------------------------------------------------------------------------
1986           860         395(1)     2,511       7,251         815     11,832
1987           518         354(1)     2,500       8,036         598     12,006
1988           527         365(1)     2,708       7,786         838     12,225
1989           839         361(1)     2,422       6,745       1,092     11,458
1990         1,428         338(1)     3,377       5,855         927     11,924
1991         1,293         286(1)     2,901       7,887         379     12,745
1992         2,007         241(1)     2,065       9,010           -     13,323
1993         2,858         299(1)     1,959       9,840           -     14,956
1994         3,000         384(1)     2,177      11,647           -     17,209
1995         3,607         415(1)     3,021      11,678           -     18,721
1996         3,577         349(1)     4,160      12,838           -     20,925
1997         3,628         453        4,513      14,845           -     23,438
1998         3,735         473        3,685      15,259           -     23,151
1999         3,922         436        2,832      14,502           -     21,692
2000         3,801         572        2,193      17,708           -     24,272
2001(1)      3,941         572        2,339      17,869           -     24,721
--------------------------------------------------------------------------------
-   Nil or zero.
(1) Preliminary.
    Source: Saskatchewan Industry and Resources.

                                                Non-Agricultural Industries

MINING INVESTMENT, SASKATCHEWAN

                  Capital Expenditures           Repair Expenditures
               -------------------------      -------------------------
                               Machinery                     Machinery
                 Con-              &            Con-             &
Year           struction       Equipment      struction      Equipment    Total
--------------------------------------------------------------------------------
                                    millions of dollars
--------------------------------------------------------------------------------
1991             502.8            68.5           ..             ..          ..
1992             401.8            63.2           ..             ..          ..
1993             856.4            71.4           ..             ..          ..
1994           1,139.4            76.1          22.7           133.5    1,371.8
1995           1,199.3           136.7          23.5           138.8    1,498.4
1996           1,556.7           177.9          35.4            99.5    1,869.5
1997           2,562.0           265.5          63.1           235.3    3,125.8
1998           1,389.3           231.9          60.4           150.5    1,832.1
1999           1,185.7           181.7          98.2           148.2    1,613.7
2000           1,848.4           142.9          67.0           159.9    2,218.2
2001(1)        1,615.3           157.1           ..             ..          ..
--------------------------------------------------------------------------------
...   Figures not available.
(1)  Preliminary actual.
     Source: Statistics Canada 61-205, Private and Public Investment.


VOLUME OF MINERAL SALES, SASKATCHEWAN

                      Units
                      of
                      Measure           1996      1997      1998      1999      2000      2001
------------------------------------------------------------------------------------------------
Metals
 Copper               (000) kg             -       392         x         x     9,670     10,753
 Zinc                 (000) kg             -       431         x         x     2,536      2,821
 Gold                 kg               3,193     4,122         x         x     2,136      1,821
 Silver               kg                   -       287         x         x     1,234      1,633
 Uranium              (000) kg        15,079    13,295         x         x    10,890     15,037
Non-Metals
 Salt                 (000) tonnes       800       855       721       750       686        852
 Sodium Sulphate      (000) tonnes       331       311       300       292       254        173
 Potash               (000) tonnes     7,029     8,700     8,014     7,971     8,584      7,773
Fuels
 Crude Oil            10(6) m(3)          21        23        23        22        24         25
 Natural Gas          10(6) m(3)       6,927     6,259     5,985     6,337     6,584      6,588
 LPG                  10(3) m(3)         262       269       289       289       283        269
 Coal                 (000) tonnes    10,854    11,653         x         x    11,190     11,390
Structural Materials
  Sand and
  Gravel(1)           (000) tonnes     8,442    10,750         x         x    11,073     11,706
------------------------------------------------------------------------------------------------
x    Confidential.
(1)  Includes quantities of bentonite.
     Source: Saskatchewan Industry and Resources.


VALUE OF POTASH EXPORTS, SASKATCHEWAN

--------------------------------------------------------------------------------
Destination                         1998         1999         2000         2001
--------------------------------------------------------------------------------
                                                 thousands of dollars
                                 -----------------------------------------------
Argentina                            470          757          639        1,508
Brazil                           100,571       75,374      146,743      106,223
Chile                              6,046        9,071       13,329       18,354
Columbia                           5,516        3,652       13,235       12,226
Costa Rica                             -        6,248        8,576       13,214
Guatemala                          7,898        9,209        6,111        8,903
United States                  1,114,422    1,111,459    1,107,202    1,042,603
Other Western Hemisphere           2,831        1,965        7,761       12,518
--------------------------------------------------------------------------------
Total Western Hemisphere       1,237,754    1,217,735    1,303,597    1,215,548
--------------------------------------------------------------------------------
India                              7,775       41,029       52,633       43,365
Indonesia                          8,065       28,279       37,522       33,524
Japan                             69,604       84,228      105,949      118,347
Malaysia                          77,066       74,672       99,732       80,013
People's Republic of China       257,394      296,200      413,891      331,759
Philippines                        6,596        9,939        9,331       10,010
Singapore                              -        2,572        5,013        2,756
South Korea                       44,421       70,307       90,514       77,069
Taiwan                            29,584       26,676       35,211       46,036
Thailand                          28,346       25,919       29,626       33,875
Other Asia                        13,932       12,083       21,558       11,728
--------------------------------------------------------------------------------
Total Asia                       542,783      671,904      900,980      788,482
--------------------------------------------------------------------------------
Australia                         45,068       46,656       41,028       51,098
New Zealand                       26,883       24,893       32,340       35,914
Other Oceanic                        861          838        1,065        1,144
--------------------------------------------------------------------------------
Total Oceanic                     72,812       72,387       74,433       88,156
--------------------------------------------------------------------------------
Belgium                           14,809       16,572       19,420       11,675
France                                11           24            4            -
Italy                             18,282       13,429       13,231       16,589
South Africa                       1,541        1,750        2,143            -
Spain                              2,929        4,543       10,782        6,446
United Kingdom                        42           35            4            -
--------------------------------------------------------------------------------
Total Europe - Africa             37,613       36,353       45,584       34,710
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Grand Total                    1,890,963    1,998,379    2,324,594    2,126,896
--------------------------------------------------------------------------------
Source: Statistics Canada, World Trade Atlas.


VALUE OF PRIMARY FOREST PRODUCTS, SASKATCHEWAN

Fiscal                                  Plywood,
Year        Saw          Posts,         Waferboard,       Other
Ending      Timber       Poles          Kraft Pulp        Product      Total
--------------------------------------------------------------------------------
                                thousands of dollars
            --------------------------------------------------------------------
1986        57,746       4,952            96,446            4,258     163,402
1987        44,657       5,768           213,376            1,626     265,427
1988        42,724       9,728           201,665            4,872     258,989
1989        46,076      17,361           322,330            2,916     388,684
1990        50,753      21,345           290,173            3,885     366,156
1991        42,589       8,880           169,066            2,195     222,730
1992        62,451       7,903           327,197            1,672     399,223
1993        62,735      11,391           258,980            2,668     335,774
1994       142,030      18,099           325,834            3,352     489,315
1995       125,409      23,266           403,533            7,374     559,582
1996       181,384      25,433           301,656            3,988     512,461
1997       279,691      15,271           302,639              434     598,035
1998       310,882      34,641           306,154            3,273     654,950
1999       263,104      35,448           333,753            3,300     635,605
2000       154,668       3,379           356,263               45     514,355
2001       235,143       1,273           274,149              108     510,673
2002       119,385       1,023           235,327                -     355,735
--------------------------------------------------------------------------------
Source: Saskatchewan Environment and Resource Management.

                                                                   AGRICULTURE

NUMBER AND AVERAGE SIZE OF FARMS, SASKATCHEWAN              CURRENT VALUES OF FARM CAPITAL, SASKATCHEWAN

                             Census Farms
                       ---------------------------------                  Livestock       Land &        Implements
 Size of Farms             1991        1996        2001       Year         & Poultry      Buildings     & Machinery       Total
--------------------------------------------------------    ----------------------------------------------------------------------
Under 10 acres              383         482         422                              millions of dollars
   10-   69 acres         1,186       1,418       1,218                   --------------------------------------------------------
   70-  239 acres         7,372       7,786       7,327      1988         1,498.2         18,863.2        6,250.5        26,611.9
  240-  399 acres         6,898       6,431       5,633      1989         1,636.4         18,882.1        6,277.8        26,796.3
  400-  559 acres         5,823       4,870       4,210      1990         1,715.1         18,806.6        6,270.7        26,792.4
  560-  759 acres         6,848       5,632       4,565      1991         1,823.3         17,588.8        6,360.6        25,772.7
  760-1,119 acres        11,087       8,977       7,132      1992         1,839.3         17,008.0        6,411.2        25,258.5
1,120-1,599 acres         9,491       8,671       7,107      1993         2,220.0         16,999.1        6,593.4        25,812.5
1,600 and over           11,752      12,728      12,984      1994         2,237.0         18,319.7        6,950.4        27,507.1
Total                    60,840      56,995      50,598      1995         2,167.5         20,357.0        7,304.2        29,828.7
Average Size (Acres)      1,091       1,152       1,283      1996         1,813.6         20,615.8        7,545.2        29,974.6
--------------------------------------------------------     1997         2,147.7         21,216.8        7,856.9        31,221.5
Note: All agriculture holdings with sales of agricultural    1998         2,322.3         22,539.2        8,289.6        33,151.2
      products during the previous 12 months of $250 or      1999         2,479.6         22,955.5        8,506.9        33,942.0
      more.                                                  2000         2,877.1         23,009.4        8,409.5        34,295.9
Source: Statistics Canada, Census of Canada.                 2001         2,837.4         22,730.5        8,315.2        33,883.1
                                                            ----------------------------------------------------------------------
                                                             Source: Statistics Canada 21-603, Agriculture Economic Statistics.

CASH RECEIPTS AND NET INCOME OF FARM OPERATORS FROM FARMING OPERATIONS, SASKATCHEWAN
                                                            Operating
                   Other                           Total    Expenses     Net               Depre-    Realized   Value of    Total
                  Principal  Live-    Total        Cash       After      Cash    Income    ciation     Net     Inventory     Net
Year    Wheat      Grains    Stock    Payments   Receipts    Rebates    Income   in Kind   Charges    Income     Charge     Income
-----------------------------------------------------------------------------------------------------------------------------------
                                                            millions of dollars
        ---------------------------------------------------------------------------------------------------------------------------
1986    1,626          789     775         957     4,148       2,895     1,252      14       761       504         681       1,185
1987    1,524          669     871       1,319     4,384       2,888     1,496      11       738       769        -168         601
1988    1,617          693     960       1,199     4,468       2,869     1,599      11       724       885        -907         -22
1989    1,467          903     929       1,200     4,499       3,120     1,378      11       715       674         452       1,126
1990    1,609          859     905         658     4,031       3,083       948      10       700       259         818       1,077
1991    1,688          864     869         709     4,130       3,116     1,014      10       694       330         147         477
1992    1,474          842     976       1,100     4,393       3,186     1,207      10       709       508         -89         419
1993    1,566        1,028   1,117         838     4,548       3,331     1,217      11       716       513         448         961
1994    2,180        1,500   1,034         346     5,060       3,544     1,516      12       742       786          13         799
1995    2,309        1,775   1,002         312     5,397       3,852     1,545      11       768       787         171         959
1996    2,373        1,880   1,039         466     5,757       4,351     1,406      11       812       605         753       1,359
1997    2,412        2,083   1,231         265     5,991       4,297     1,695      12       829       878        -691         188
1998    1,833        2,251   1,243         236     5,563       4,251     1,311      11       879       443          10         453
1999    1,604        2,063   1,390         476     5,531       4,228     1,303      12       892       423         219         642
2000    1,520        1,854   1,568         776     5,718       4,542     1,176      12       877       311         162         472
2001    1,834        2,016   1,695       1,022     6,550       4,700     1,850      11       892       970        -721         248
-----------------------------------------------------------------------------------------------------------------------------------
Note:  Other principal grains include oats, barley, rye, flaxseed, canola, Canadian Wheat Board payments and liquidation of deferred grain receipts. Livestock includes cattle, calves, hogs, sheep and lambs.
       Source: Statistics Canada 21-603, Agriculture Economic Statistics.

                                                                         21

                                                                Agriculture


FARM OPERATING EXPENSES AND DEPRECIATINO CHARGES, SASKATCHEWAN

                       1991      1992      1993      1994      1995      1996      1997      1998      1999      2000      2001
------------------------------------------------------------------------------------------------------------------------------------
                                                             millions of dollars
                      --------------------------------------------------------------------------------------------------------------
Property Taxes(1)     152.5     155.9     164.4     171.6     173.2     183.6     189.2     192.9     191.0     195.1     169.5
Rent - Cash and Crop
 Share                239.9     247.1     267.0     294.1     324.3     339.9     350.1     365.1     366.8     367.5     358.1
Wages, Room and Board 218.9     226.8     237.7     260.6     267.4     286.0     292.5     295.5     296.9     308.8     305.1
Interest              380.1     329.7     302.6     312.3     313.6     285.7     293.1     316.4     332.4     369.8     348.4
Total Machinery
 Expenses             739.6     750.7     764.2     803.9     820.8     846.4     834.6     795.4     822.2     897.1     884.0
  Fuel and Lubricants 379.6     389.1     372.8     379.6     380.5     393.5     395.1     347.2     362.3     425.7     405.5
  Machinery Repairs   360.0     361.6     391.4     424.3     440.2     452.9     439.4     448.2     459.9     471.4     478.5
Fertilizer            248.5     277.1     302.1     397.4     510.9     577.3     577.3     548.4     493.6     563.2     677.5
Other Crop Expenses   256.0     284.1     322.7     427.9     482.6     539.9     609.4     626.5     633.6     688.7     706.6
Feed                  104.8     112.1     123.2     140.0     156.4     189.2     210.8     200.3     184.3     198.1     240.9
Other Livestock
 Expenses              79.9      68.2     105.1      96.7      87.4      86.4      96.0      98.2     112.9     161.9     191.0
Repairs to Buildings
 and Fences            55.8      59.6      65.0      70.0      73.9      88.5      78.8      74.9      75.6      79.4      74.6
Electricity and
 Telephone             93.7      99.7     108.0     117.1     124.4     137.7     141.6     143.0     145.0     148.6     152.1
Miscellaneous         546.7     575.1     569.0     452.4     517.5     790.3     623.3     594.7     574.0     563.7     592.3
Gross Operating
 Expenses           3,116.2   3,186.1   3,331.2   3,544.1   3,852.3   4,351.0   4,296.7   4,251.4   4,228.3   4,541.9   4,700.1
Depreciation on
 Buildings             55.9      53.3      52.6      56.8      63.3      64.3      66.2      72.5      73.8      74.0      73.1
Depreciation on
 Machinery            637.9     655.2     663.1     685.0     705.1     747.8     762.4     806.0     817.7     803.2     818.7
Gross Operating
 Expenses plus
 Depreciation       3,809.9   3,894.6   4,046.8   4,285.9   4,620.8   5,163.1   5,125.3   5,129.9   5,119.9   5,419.1   5,591.9
------------------------------------------------------------------------------------------------------------------------------------
(1)  Owned land and buildings only.
     Source: Statistics Canada 21-603, Agriculture Economic Statistics.

ACREAGE SOWN TO WHEAT BY CROP DISTRICT, SASKATCHEWAN

                                                                                                                          1992-2001
Crop District          1992      1993      1994      1995      1996      1997      1998      1999      2000      2001      Average
------------------------------------------------------------------------------------------------------------------------------------
                                                              thousands of acres
                     ---------------------------------------------------------------------------------------------------------------
1. South-East        1,913     1,703      1,289     1,192     1,414     1,398     1,132       737     1,180     1,293       1,325
2. Regina-Weyburn    2,346     2,006      1,926     1,918     2,118     1,992     1,885     1,251     1,625     1,652       1,872
3. South-Central     4,002     4,066      3,923     4,142     4,383     4,293     4,099     3,601     3,511     3,400       3,942
4. South-West        1,062     1,222      1,251     1,218     1,228     1,091     1,168     1,105     1,047       930       1,132
5. East-Central      2,731     2,127      1,600     1,486     1,887     1,787     1,284     1,372     1,529     1,751       1,755
6. Central           3,079     2,580      2,059     2,060     2,479     2,303     2,111     1,977     2,130     2,231       2,301
7. West-Central      2,040     1,695      1,594     1,736     1,922     1,886     1,791     1,760     1,659     1,689       1,777
8. North-East        1,567     1,127        970     1,023     1,203     1,082     1,062     1,182     1,235     1,388       1,184
9. North-West        1,730     1,370      1,018     1,150     1,367     1,237     1,194     1,396     1,260     1,352       1,307
Provincial Total    20,470    17,895     15,630    15,925    17,950    17,075    15,725    14,380    15,175    15,685      16,591
------------------------------------------------------------------------------------------------------------------------------------
Note: Figures may not add to totals due to rounding.
     Source: Saskatchewan Agriculture, Food and Rural Revitalization, StatFacts.

                                                                   Agriculture

Average Wheat Yields by Crop District, Saskatchewan

                                                                                                                          1992-2001
Crop District       1992      1993      1994      1995      1996      1997      1998      1999      2000      2001      Average
------------------------------------------------------------------------------------------------------------------------------------
                                                        kilograms per acre
                       -------------------------------------------------------------------------------------------------------------
1. South-East           861       760       723       733       852       635       836       732       893       760         778
2. Regina-Weyburn       895       836       765       784       923       646       942       840       793       696         812
3. South-Central        815       870       732       775       859       741       732       902       874       600         790
4. South-West           828       866       739       946       868       810       863       925       825       446         812
5. East-Central         715       682       759       820       942       802       901     1,018       972       792         840
6. Central              816       808       807       764       952       737       738       974       873       493         796
7. West-Central         772     1,025       918       773     1,034       818       778     1,023       876       629         865
8. North-East           725       814       922     1,004     1,126     1,023     1,028     1,200     1,063       714         962
9. North-West           650       932       847       680     1,059       842       825     1,031       909       784         856
Provincial Average      791       840       787       796       922       765       821       962       892       650         823
------------------------------------------------------------------------------------------------------------------------------------
Source: Saskatchewan Agriculture, Food and Rural Revitalization, StatFacts.


Production of Principal Field Crops, Saskatchewan                      Producer Marketings of Selected Grains, Saskatchwewan

                                                                       Crop Year
Year     Wheat     Oats     Barley     Rye     Flax      Canola        Ending     Wheat     Oats     Barley       Rye
---------------------------------------------------------------        ----------------------------------------------
                            thousands of tonnes                                         thousands of tonnes
         ------------------------------------------------------                 -------------------------------------
1985     12,854     555     3,636      205      310      1,542         1987      13,518        96     2,497       156
1986     18,370     756     3,941      262      396      1,440         1988      14,134       152     2,100       166
1987     15,211     709     3,919      198      272      1,406         1989       7,064       195     1,631        74
1988      6,858     494     2,112       86      127      1,542         1990      11,428       210     2,016       216
1989     12,778     802     3,135      409      236      1,361         1991      14,986       172     2,524       222
1990     17,486     694     3,897      300      432      1,452         1992      15,564       138     1,938       165
1991     18,501     386     3,070      147      267      1,724         1993      14,116       317     2,025       135
1992     16,192     663     3,157      109      109      1,474         1994      13,497       573     2,580       106
1993     15,031   1,080     4,246      165      343      2,381         1995      12,090       792     2,718       147
1994     12,111   1,388     3,919      221      546      3,175         1996      10,513       626     2,831       114
1995     12,664   1,110     4,355      140      571      2,631         1997      13,775     1,043     3,317        84
1996     16,547   1,882     5,356      135      416      2,223         1998      12,126       733     2,626       100
1997     13,070   1,403     4,431      139      432      2,699         1999      10,262       940     2,199        52
1998     12,601   1,758     4,311      152      681      3,232         2000      11,810       943     2,541        68
1999     13,840   1,535     4,942      168      734      3,976         2001      10,230       994     2,866        52
2000     13,533   1,377     5,478       98      470      3,379         2002       9,663       813     2,014        33
2001     10,188   1,033     3,697       56      483      2,109
---------------------------------------------------------------        ----------------------------------------------
Source: Saskatchewan Economic Accounts.                                Source: Canadian Grain Commission, Grain Statistics Weekly;
                                                                               Statistics Canada 22-201, Grain Trade of Canada.

                                                                   Agriculture

Average Farm Price of Principal Grains, Saskatchewan

Crop Year
Beginning      Wheat     Oats      Barley    Flax      Rye       Canola
-----------------------------------------------------------------------
                             average price per tonne
               --------------------------------------------------------
1986           107.00    78.00     83.00     169.00    64.00     199.00
1987           120.00   105.00     82.00     198.00    80.00     260.00
1988           183.00   151.00    130.00     363.00   105.00     296.00
1989           149.00    86.00    119.00     341.00    76.00     264.00
1990           113.00    65.00     87.00     187.00    56.00     251.00
1991           113.00    83.00     96.00     149.00    64.00     234.00
1992           119.00    95.31     90.00     205.80    80.88     253.83
1993           119.00    91.04     84.00     216.83    80.07     301.70
1994           167.00    93.57    116.00     265.23    85.58     347.79
1995           214.00   140.32    170.00     292.05   121.92     365.51
1996           159.00   124.50    127.00     315.85   145.75     382.87
1997           149.00   114.09    125.00     325.63   130.03     364.79
1998           150.00    95.99    104.00     291.69    66.44     345.62
1999           126.00    85.17    109.00     200.38    62.92     247.00
2000           136.00    92.00    103.00     229.00    70.00     243.00
2001           160.00   147.00    137.00     295.00   109.00     322.00
-----------------------------------------------------------------------
Source: Saskatchewan Agriculture, Food and Rural Revitalization.



Outstanding Farm Debt as of December 31, Saskatchewan

               Banks &      Fed.        Prov.      Insur.   Private
               Credit      Gov't        Gov't     Trust &    Indiv.
Year           Unions     Agencies    Agencies    Loan Co.  & Others   Total
----------------------------------------------------------------------------
                                   millions of dollars
               -------------------------------------------------------------
1988           2,222.7    1,404.9     1,167.6       61.2      485.8   5,342.2
1989           2,160.8    1,293.5       958.1       61.2      485.8   4,959.4
1990           2,032.0    1,176.6       830.0       53.9      491.8   4,584.2
1991           1,990.6    1,065.5       844.3       53.9      491.8   4,446.0
1992           1,951.9      952.2       769.9       61.3      496.9   4,232.2
1993           2,036.6      826.4       657.0       47.2      479.5   4,046.7
1994           2,220.4      828.2       529.1       39.8      524.1   4,141.6
1995           2,294.1      917.8       410.9       50.9      587.1   4,260.8
1996           2,457.0    1,005.4       292.2       50.9      587.1   4,392.6
1997           2,938.7    1,108.2       181.0       45.2      655.4   4,928.5
1998           3,220.2    1,228.8       137.7       45.2      655.4   5,287.2
1999           3,329.3    1,281.5       106.3       43.9      749.8   5,510.8
2000           3,327.4    1,324.1        90.4       44.6      857.9   5,644.3
2001           3,401.0    1,390.2        73.6       47.4      981.8   5,894.0
----------------------------------------------------------------------------
Source: Statistics Canada 21-603, Agriculture Economic Statistics.


Gross Marketings of Livestock by Crop District, Saskatchewan

                                 Cattle                           Calves                               Hogs
Crop                --------------------------------------------------------------------------------------------------------------
District             1997    1998    1999    2000    2001  1997  1998   1999   2000   2001   1997    1998    1999    2000    2001
----------------------------------------------------------------------------------------------------------------------------------
                                                                   number in thousands
                    --------------------------------------------------------------------------------------------------------------
1                   116.8   116.0   119.5   131.6   126.9  11.7   3.1    4.4    4.7    5.9   14.9    17.2    24.3    32.4    49.0
2                    97.3    91.0    84.9    84.6    85.0   3.7   5.2   13.9   13.5   13.9   26.4    16.2    32.7    23.8    32.1
3A                   81.4    58.9    49.5    46.6    48.3   6.1  16.7   60.8   60.0   63.7   22.1    24.3    31.3    35.3    69.7
3B                  113.8    87.2    84.7    95.9   116.6   7.0  22.9   33.7   29.7   26.1  122.5   123.7   144.6   217.2   279.8
4                   111.5    92.3   100.7   106.0   114.6   4.4   7.0   11.3    7.7   15.7   62.6    65.6    64.2    47.5    66.0
5                   166.1   148.3   152.3   144.2   138.9   2.1   1.5    2.3    2.8    3.6   39.7    46.2    86.8   160.1   336.7
6                   216.6   194.7   191.2   195.6   195.1   7.0   5.9   15.2   13.7   15.6  307.3   301.4   378.6   461.4   347.3
7                    68.6    59.9    53.7    54.2    59.4   3.0   4.5   28.0   23.7   33.9   91.7   101.5   185.1   188.3   164.2
8                    79.5    69.3    71.3    70.9    69.1   0.9   0.6    1.9    2.2    2.4  150.6   142.3   164.9   149.2   156.7
9                   239.7   226.2   222.2   215.8   205.0   8.3   7.3   50.1   54.2   68.7   62.7    64.7    93.3    93.2   155.6
Unspecified and
 other Provinces     42.4    41.3    44.5    63.4    73.1   0.5   0.5    6.9    7.2    6.9   34.9   135.1    72.2    79.3    38.0
Total             1,333.8 1,185.1 1,174.5 1,208.8 1,232.0  54.6  75.3  228.4  219.5  256.2  935.3 1,038.3 1,278.0 1,487.8 1,695.1

See map, Page 30.
Source: Saskatchewan Agriculture, Food and Rural Revitalization, Cattle Marketing Report; SaskPork.

                                                                   Agriculture


Livestock Marketings, Saskatchewan


                             Sheep &         Cattle &    Sheep &
Year      Cattle    Calves    Lambs   Hogs   Calves       Lambs       Hogs
-------------------------------------------- ------------------------------
                numbers in thousands                  value in $'000
          ---------------------------------- ------------------------------
1988         977       257       6   1,051    661,959     2,892     119,019
1989         982       250       7   1,107    629,089     2,849     118,602
1990         959       254       9   1,001    588,944     2,677     138,930
1991         884       239       9   1,029    561,076     3,047     129,769
1992         998       279      12   1,109    644,273     1,884     143,526
1993         986       280      12   1,118    763,835     3,243     154,476
1994         939       262      10   1,132    682,868     3,148     146,661
1995       1,042       167       9   1,186    625,260     3,507     161,303
1996       1,132       167       9   1,122    622,476     6,247     183,227
1997       1,334        55       8     935    807,997     5,948     186,079
1998       1,185        75       8   1,038    860,887     3,454     141,063
1999       1,174       228       7   1,278    995,441     4,456     144,521
2000       1,209       219       8   1,488  1,087,984     5,002     215,188
2001       1,232       259      10   1,695  1,155,816     7,347     251,932
---------------------------------------------------------------------------
Source: Statistics Canada 21-603, Agriculture Economic Statistics; Saskatchewan
        Agriculture, Food and Rural Revitalization, Cattle Marketing Report; SaskPork; Saskatchewan Sheep Development Board.


Livestock Population, Saskatchewan
                                         Total
                                         Cattle             Sheep
               Milk             Other     and                and
Year(1)        Cows   Calves   Cattle    Calves    Hogs     Lambs
-------------------------------------------------------------------
                             number in thousands
               ----------------------------------------------------
1989             50      734    1,362     2,146     791        72
1990             48      742    1,383     2,173     770        83
1991             45      840    1,394     2,279     843        92
1992             44      890    1,448     2,382     930        85
1993             42      930    1,512     2,484     879        82
1994             41      960    1,606     2,607     890        79
1995             41    1,050    1,748     2,838     868        78
1996             38    1,120    1,749     2,907     829        86
1997             34    1,103    1,697     2,834     862        74
1998             33    1,096    1,618     2,747     931        89
1999             32    1,115    1,572     2,719     918        98
2000             31    1,028    1,691     2,750   1,028       123
2001             30    1,149    1,722     2,900   1,129       149
2002             29    1,137    1,674     2,840   1,230       155
-------------------------------------------------------------------
(1)As at July 1.
Source: Statistics Canada 23-603, Livestock Statistics.

Saskatchewan Grain Exports by Destinations

                Wheat              Other Grains            Total Grains
         ------------------    -------------------     -------------------
         Inside                Inside                  Inside
Year     Canada      Abroad    Canada       Abroad     Canada       Abroad
--------------------------------------------------------------------------
                          millions of 1997 constant dollars
         -----------------------------------------------------------------
1986        221       1,298       225          553        445        1,850
1987        470       1,854       313          663        783        2,518
1988         61       1,869       385          500        446        2,369
1989        309         835       323          580        632        1,415
1990        164       1,451       296          663        459        2,113
1991        259       2,189       424          686        683        2,875
1992        236       2,242       407          606        643        2,848
1993        302       1,445       449          739        751        2,184
1994        419       1,771       819        1,074      1,238        2,845
1995        255       1,481       558        1,136        812        2,617
1996        309       1,295       674          968        984        2,263
1997        251       1,998       670        1,156        921        3,155
1998        210       1,504       606        1,306        816        2,810
1999        216       1,367       772        1,186        988        2,553
2000        172       1,466       726        1,342        898        2,807
2001        307       1,373       699        1,354      1,006        2,728
--------------------------------------------------------------------------
Source: Saskatchewan Economic Accounts.



Oilseeds Marketings, Saskatchewan

Crop Year
Ending             Flaxseed             Canola              Total
--------------------------------------------------------------------
                                  thousands of tonnes
                   -------------------------------------------------
1987                    306              1,346              1,652
1988                    260              1,297              1,557
1989                    128              1,349              1,477
1990                    206              1,335              1,541
1991                    265              1,327              1,592
1992                    228              1,614              1,842
1993                    145              1,529              1,674
1994                    312              2,258              2,570
1995                    464              2,758              3,222
1996                    549              2,110              2,659
1997                    386              1,928              2,314
1998                    508              2,613              3,121
1999                    514              2,890              3,405
2000                    488              2,972              3,459
2001                    416              3,453              3,870
2002                    427              1,955              2,382
--------------------------------------------------------------------
Source: Canadian Grain Commission, Grain Statistics Weekly; Statistics
        Canada 22-201, Grain Trade of Canada.

                                                                        Travel


             Saskatchewan Receipts from Out-of-Province Canadian
                        Residents and Foreign Visitors

                       Purchases of Goods and Services
                                        Out-of-Province     Total
Year               Foreign Visitors(1) Canadian Visitors   Receipts
---------------------------------------------------------------------
                                   millions of dollars
                   --------------------------------------------------
1988                       51                  189            240
1989                       53                  196            249
1990                       52                  202            254
1991                       56                  216            272
1992                       64                  215            279
1993                       58                  215            273
1994                       74                  199            273
1995                       81                  205            286
1996                       79                  212            291
1997                       99                  226            325
1998                      102                  255            357
1999                      129                  248            377
2000                      150                  248            398
---------------------------------------------------------------------
(1)Includes residents of United States and overseas countries.
Source: Saskatchewan Economic Accounts.


Air Traffic - Inbound and Outbound Passengers

                      Regina Airport                 Saskatoon Airport
             ---------------------------------------------------------------
               Number        En-      De-       Number       En-      De-
Year         of flights    planed   planed    of flights   planed   planed
----------------------------------------------------------------------------
                      number (`000)                    number (`000)
             ---------------------------------------------------------------
1987            14,105      308.7    306.3       15,316     305.2    304.6
1988            16,085      328.4    325.8       18,565     321.7    321.1
1989            18,749      312.3    312.7       19,697     316.5    316.8
1990            21,132      313.5    313.6       19,820     313.3    315.2
1991            20,889      278.5    278.0       21,917     281.5    280.9
1992            22,476      289.2    289.8       24,032     285.2    285.5
1993            19,261      253.1    254.0       21,919     252.1    252.1
1994            16,869      247.1    247.1       21,145     246.8    246.3
1995            18,845      252.2    253.7       25,268     273.7    272.3
1996            20,846      320.6    318.9       25,260     316.7    316.3
1997            20,312      375.8    376.9       25,008     380.2    380.5
1998            22,135      396.3    395.8       25,855     394.3    395.6
1999            22,457      377.3    377.1       27,785     409.6    418.0
2000            18,905      376.2    374.1       22,381     428.7    428.9
----------------------------------------------------------------------------
Source: Statistics Canada 51-203, Air Carrier Traffic at Canadian Airports.


SASKATCHEWAN RESIDENTS RETURNING FROM THE
UNITED STATES(1) BY TYPE OF TRANSPORTATION

                    1997      1998      1999      2000      2001
--------------------------------------------------------------------
                                       number
                 ---------------------------------------------------
LAND
 Automobile      374,435   281,769   273,137   250,987   208,292
 Same day        210,924   166,104   155,398   136,171   111,172
 One or more
  nights         163,511   115,665   117,739   114,816    97,120
BUS               20,277    12,998    14,771    15,474    13,271
 Same day          2,586     1,219     1,056     1,222       916
 One or more
  nights          17,691    11,779    13,715    14,252    12,355
OTHER METHODS      4,855     4,684     5,080     5,250     4,000
TOTAL LAND       399,567   299,451   292,988   271,711   225,563
AIR
 Commercial       53,321    39,517    35,428    41,979    34,794
 Private           2,009     2,404     2,343     1,799     1,444
TOTAL AIR         55,330    41,921    37,771    43,778    36,238
GRAND TOTAL      454,897   341,372   330,759   315,489   261,801
--------------------------------------------------------------------
(1)Continental United States, Alaska and Hawaii.
Source: Statistics Canada 66-001, International Travel, (CANSIM II).



           UNITED STATES VISITORS ENTERING SASKATCHEWAN BY TYPE OF
                                TRANSPORTATION

                    1997      1998      1999      2000      2001
--------------------------------------------------------------------
                                       number
                 ---------------------------------------------------
LAND
 Automobile      147,048   163,802   162,417   158,458   150,755
 Same day         73,141    87,454    83,145    80,784    79,383
 One or more
  nights          73,907    76,348    79,272    77,674    71,372
BUS                5,981     5,960     5,465     6,079     5,596
 Same day          2,293     2,372     1,391     2,138     1,499
 One or more
  nights           3,688     3,588     4,074     3,941     4,097
OTHER METHODS        859       798     1,327     1,561     1,228
TOTAL LAND       153,888   170,560   169,209   166,098   157,579
AIR
 Commercial       24,496    24,976    29,495    30,537    28,467
 Private           2,615     3,118     2,418     2,719     2,301
TOTAL AIR         27,111    28,094    31,913    33,256    30,768
GRAND TOTAL      180,999   198,654   201,122   199,354   188,347
--------------------------------------------------------------------
Source: Statistics Canada 66-001, International Travel, (CANSIM II).

                                                                   Miscellaneous



INCOME TAX STATISTICS BY AGE GROUP, SASKATCHEWAN AND CANADA


                            Saskatchewan                                  Canada
                --------------------------------------   ---------------------------------------
                       1989               1999                 1989                  1999
                ------------------  ------------------   ------------------   ------------------
                Number of  Average  Number of  Average   Number of  Average   Number of  Average
                 Returns   Income    Returns   Income     Returns   Income     Returns   Income
                --------------------------------------------------------------------------------
                             $                   $                    $                    $
                --------------------------------------------------------------------------------
TAXABLE RETURNS
BY AGE GROUP
19 and under      8,120    10,136     9,750    13,183     278,470   11,212     251,790   15,782
20-24            37,920    15,702    38,480    20,680   1,290,550   17,182     950,700   20,694
25-29            56,640    22,461    40,490    28,076   1,833,890   24,351   1,337,940   30,376
30-34            59,020    26,552    41,610    34,045   1,788,680   29,667   1,519,010   37,690
35-39            53,690    30,269    53,470    37,315   1,636,540   33,765   1,868,670   42,320
40-44            43,250    31,464    55,610    40,288   1,503,190   36,761   1,845,490   45,762
45-49            33,690    32,723    51,230    40,831   1,152,420   37,891   1,664,680   47,598
50-54            28,830    30,771    41,530    41,631     935,620   37,720   1,440,730   49,124
55-59            27,640    31,089    30,480    38,384     844,030   37,011   1,042,030   46,852
60-64            28,440    27,543    25,020    35,212     714,750   34,088     805,270   40,573
65-69            21,230    28,758    24,550    33,483     552,830   31,918     692,710   37,067
70+              41,610    26,678    68,840    28,766     857,150   29,243   1,504,710   34,563
Not stated           70    12,114         -         -      14,060   21,623       1,520   58,476
Total           440,150    26,938   481,060    34,066  13,402,180   30,675  14,925,250   39,822
------------------------------------------------------------------------------------------------

Source: Canada Customs and Revenue Agency, Income Statistics.


SOURCE OF INCOME ON BASIS OF INCOME TAX RETURNS, WESTERN CANADA, 1999

                             Manitoba                  Saskatchewan           Alberta                     British Columbia
--------------------------------------------------------------------------------------------------------------------------------
                             Taxable     All        Taxable         All        Taxable        All        Taxable         All
                       ---------------------------------------------------------------------------------------------------------
                                                              thousands of dollars
                       ---------------------------------------------------------------------------------------------------------
Employment Income      12,930,184   13,415,083     10,469,793   10,893,914    44,865,473   46,303,500    50,146,637   51,769,553
Commissions from
 Employment               206,632      210,654        165,211      167,772       894,859      902,011     1,077,432    1,092,724
Other Employment
 Income                   152,827      168,984        125,942      145,921       737,263      809,333       918,758    1,047,344
Old Age Pensions          427,922      688,423        447,478      689,597       801,597    1,321,740     1,429,392    2,140,754
CPP or QPP Benefits       670,211      878,771        633,379      772,540     1,347,778    1,793,316     2,324,821    2,987,201
Other Pensions          1,003,686    1,042,883        805,837      820,865     2,160,013    2,249,266     3,903,973    4,070,119
U.I.C. Benefits           243,470      289,316        217,447      245,899       644,994      710,620     1,041,437    1,176,908
Taxable Dividends         507,960      526,639        341,226      351,154     2,034,490    2,156,190     2,246,129    2,494,136
Investment Income         533,988      604,593        558,755      613,866     1,612,683    1,791,084     2,466,941    2,836,809
Annuity Income            331,904      344,891        272,157      281,697       566,600      590,878     1,025,910    1,082,808
Net Rental Income          59,887       66,625         75,882       78,512       198,071      205,414       356,148      359,184
Taxable Capital Gains     395,046      406,301        377,898      392,954     1,766,287    1,904,118     2,014,009    2,125,279
RRSP Income               219,253      229,823        175,196      194,297       724,090      767,810       906,277      985,649
Net Business Income       478,293      502,957        396,045      422,508     1,584,607    1,541,867     1,984,927    2,099,052
Net Prof Income           555,098      558,201        428,212      431,262     1,104,063    1,125,718     1,460,184    1,487,866
Net Commission Income      49,394       52,197         42,634       44,564       113,114      114,167       263,074      273,552
Net Farming Income        178,389      179,474        363,639      312,645       336,593      325,039         4,365      (52,675)
Net Fishing Income          1,169        2,243           (413)        (413)        1,721        1,428        73,157       80,794
Tax Exempt Income          98,894      573,856        161,824      555,433       268,034    1,296,441       487,027    2,180,097
Other Income              315,425      354,180        329,796      396,687     1,045,175    1,187,117     1,308,200    1,541,155
TOTAL INCOME ASSESSED  19,359,632   21,096,093     16,387,937   17,811,674    62,807,505   67,097,057    75,438,800   81,778,310
--------------------------------------------------------------------------------------------------------------------------------

Source: Canada Customs and Revenue Agency, Income Statistics.

                                                                   Miscellaneous

DISTRIBUTION OF TAXPAYERS BY INCOME GROUPS,                       PROVINCIAL HIGHWAYS BY SURFACE TYPE,
     SASKATCHEWAN                                                     SASKATCHEWAN1

                                                                               Pavement
                                                                          ------------------
Income Classes           1996      1997       1998      1999              Four-Lane   Two-
------------------------------------------------------------      Year2   Divided3    Lane4     Gravel   Other     Total
                           number of returns                      ------------------------------------------------------
------------------------------------------------------------                               number of kilometres
Under $10,000           26,930    24,550     26,790   22,610      ------------------------------------------------------
$10,000 to $15,000      69,740    71,980     66,100   63,430      1990      749      18,654     5,963       -     25,366
$15,000 to $20,000      72,700    69,680     67,060   69,280      1991      750      18,709     5,934       -     25,393
$20,000 to $25,000      58,160    64,460     59,280   54,440      1992      757      18,731     5,862       -     25,350
$25,000 to $30,000      54,760    49,920     56,370   57,320      1993      757      18,757     5,852       -     25,366
$30,000 to $35,000      41,240    40,240     43,450   44,870      1994      774      18,489     5,648     465     25,376
$35,000 to $40,000      34,230    35,950     35,110   39,300      1995      778      18,304     5,596     702     25,380
$40,000 to $45,000      28,240    25,680     27,610   28,160      1996      853      18,499     5,398     267     25,017
$45,000 to $50,000      23,620    23,180     21,840   23,230      1997      877      18,507     5,343     323     25,050
$50,000 and over        60,300    69,770     71,050   78,410      1998      886      18,485     5,520     320     25,211
Total Taxable returns  469,920   475,430    474,660  481,060      1999      913      18,457     5,692     307     25,369
Non-taxable returns    215,240   218,600    219,470  223,630      2000      921      18,223     5,762     396     25,302
Total All Returns      685,160   694,030    694,130  704,690      2001    1,001      18,134     5,671     412     25,218
------------------------------------------------------------      ------------------------------------------------------

Source: Canada Customs and Revenue Agency, Income Statistics.     1 Maintained by the Department of Highways.
                                                                  2 As at April 1
                                                                  3 All 4-lane highways are recorded as center lane distance (not both directions).
                                                                  4 Includes 2-lane highways that are oil treated.
                                                                  Source: Saskatchewan Department of Highways and Transportation.



ELECTRIC ENERGY STATISTICS, SASKATCHEWAN                         GROSS FIXED CAPITAL FORMATION, BY INDUSTRY, ON A GDP BASIS,
                                                                       SASKATCHEWAN

                    1996     1997    1998     1999     2000      Industry                1997     1998      1999     2000     2001
------------------------------------------------------------     -----------------------------------------------------------------
                                    GWh                                                       millions of dollars
------------------------------------------------------------                            ------------------------------------------
SUPPLY                                                           Agriculture 1          1,027     1,083      803      789      783
 Production       16,554   16,836   16,961   16,988   17,488     Mining                 2,811     1,574    1,388    2,021    1,761
 Inter-regional                                                  Construction              77        93      100       90       82
 transfers           430      645    1,038    1,053    1,141     Manufacturing            333       413      374      546      340
TOTAL SUPPLY      16,984   17,481   17,999   18,041   18,629     Transportation           621     1,004    1,302      651      367
DISPOSITION                                                      Utilities                240       283      399      326      534
 Manufacturing     2,539    2,654    2,872    3,189    3,375     Retail and Wholesale
 Mining            3,155    3,414    3,663    3,600    3,689      Trade                   431       271      326      305      267
 Pipelines           859    1,158    1,644    1,603    1,251     Finance, Insurance
 Public                                                           and Real Estate       1,223     1,231    1,440    1,495    1,416
 Administration        -      174      178      190      287     Services                 382       428      442      431      508
 Street Lighting      66       66       66       66       66     Institutions             257       221      288      307      405
 Commercial/                                                     Public Administration    425       468      403      394      468
 Institutional     4,185    4,181    3,799    3,341    4,003     TOTAL GROSS FIXED
 Residential       2,738    2,696    2,611    2,671    2,722       CAPITAL FORMATION    7,826     7,070    7,266     7,352   6,931
 Agriculture       1,444    1,475    1,262    1,300    1,305     -----------------------------------------------------------------
 Producer                                                        1 Includes Fishing, Trapping and Hunting
 Consumption       1,998    1,662    1,904    2,081    1,932     Source: Saskatchewan Economic Accounts.
 Total
 Disposition      16,984   17,481   17,999   18,041   18,629
------------------------------------------------------------

Source: Statistics Canada 57-003, Quarterly
Report on Energy Supply-Demand in Canada.

                                                                   Miscellaneous


SUMMARY STATISTICS FOR TRAVELLER ACCOMMODATION,                           NET SALES OF SELECTED PETROLEUM PRODUCTS,
RESTAURANTS, CATERERS AND TAVERNS, SASKATCHEWAN                                   SASKATCHEWAN

Year                          1998        1999        2000       Year                     1997     1998     1999     2000     2001
----------------------------------------------------------       ------------------------------------------------------------------
Hotels,  Motor Hotels and                                                                           millions of litres
Motels Number                  629         639         612                               ------------------------------------------
Receipts ($'000)           394,400     375,100     380,700       Propane & Propane
Other Accomodation                                                 Mixes                    62       80       66       73       61
Industries                                                       Butane & Butane Mixes      19       56       26       67       77
 Number                        266         285         291       Motor Gasoline          1,654    1,673    1,695    1,672    1,669
 Receipts ($'000)           47,500      46,100      51,400       Aviation Turbo Fuel        73       77       68       65       71
TOTAL ACCOMODATION GROUPS                                        Kerosene Stove Oil         14       14       12       12       11
 NUMBER                        895         924         903       Fuel - Diesel           1,696    1,485    1,502    1,559    1,365
 RECEIPTS ($'000)          441,900     421,200     432,100            - Light               31       23       22       21       15
                                                                      - Heavy               61       67       73       74       88
RESTAURANTS, CATERERS AND                                        Asphalt                   142      154      143      106      127
TAVERNS                                                          Coke                        4       24       55       75       18
 Number                    20,797       19,295      20,822       Other                      82       76       70       69       69
RECEIPTS ($'000)          775,179      819,091     911,674       Total All Products      3,839    3,730    3,732    3,792    3,570
----------------------------------------------------------       ------------------------------------------------------------------
Note: Figures may not add due to rounding.                       Source: Statistics Canada 45-004, Refined Petroleum Products.
Source: Statistics Canada, Annual Survey of Traveller
Accomodation; Statistics Canada 63-011, Restaurant, Caterer
and Tavern Statistics.


MOTOR VEHICLE REGISTRATIONS(1), SASKATCHEWAN                                         TELEPHONE STATISTICS, SASKATCHEWAN
                    Trucks and   Other                           Year                  1997      1998      1999      2000      2001
        Passenger     Power      Motor            Total          ------------------------------------------------------------------
Year   Automobiles    Units     Vehicles(2)  Registrations(3)   Network
-----------------------------------------------------------       Access Services   626,924   641,523   643,722   637,990   626,421
1988    473,528     231,044      22,034          726,605        Net Increase         19,832    14,599     2,199    -5,732   -11,569
1989    466,179     228,364      21,058          715,600        Access per
1990    455,881     226,415      20,358          702,653          1,000 population      613       626       628       624       617
1991    452,951     223,160      20,127          696,241        Originated
1992    460,916     225,767      17,439          707,123          long distance
1993    458,343     227,899      20,098          706,340          minutes ('000)     969,533  932,745 1,273,545 1,406,739 1,457,286
1994    453,808     231,597      19,984          705,388        Internet Access       30,844   49,435    66,435    88,427   105,757
1995    449,921     235,616      19,868          705,405        Cellular Access      135,623  160,434   188,002   218,856   240,492
1996    452,641     244,510      19,948          717,098        Total Number
1997    449,079     247,288      19,453          715,819          of Employees (1)     3,972    4,227     4,254     3,851     4,068
1998    452,650     245,084      17,646          715,381        -------------------------------------------------------------------
1999    456,146     239,890      16,502          712,541        (1) Excluding part-time employees.
2000    460,397     239,989      16,335          716,723        Source:Sask Tel Annual Report
2001    458,805     238,378      15,817          713,000
-----------------------------------------------------------
(1) Refers to Insured Years.
(2) Includes buses, motorcycles, motorhomes, pedal cycles,
    police, ambulance, and undefined.
(3) Figures may not add due to rounding.
Source: Saskatchewan Government Insurance.

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                                                                            30

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
SASKATCHEWAN ECONOMIC ACCOUNTS
--------------------------------------------------------------------------------

Saskatchewan Economic Accounts



                                                                        Personal income in Saskatchewan rose by 2.3 percent in
                                                                        2001. Wages, salaries and supplementary incomes (on a
Saskatchewan Gross Domestic Product (GDP) measures                      Gross National Product basis) rose 2.9 percent and net
the total value of goods and services produced annually                 income of non-farm unincorporated businesses increased
in the province. By removing the effects of inflation, it is            by 3.4 percent. Net income received by farm operators
possible to measure the volume of output. After adjusting               declined 18.5 percent. After subtracting direct taxes,
for price changes, Saskatchewan's real Gross Domestic                   contributions to social insurance plans, and pension plan
Product decreased by 1.3 percent in 2001 (constant 1997                 contributions, personal disposable income rose by 3.3
prices).                                                                percent.


In nominal terms, Saskatchewan's GDP also decreased by                  Real personal expenditure on consumer goods and
1.3 percent in 2001 to $33,211 million. Personal                        services increased by 1.3 percent, government
expenditure on consumer goods and services rose by 3.4                  expenditures on goods and services increased by 2.1
percent. Spending rose by 4.1 percent on durable goods,                 percent, while real gross fixed capital formation
4.0 percent on non-durable goods and 3.0 percent on                     decreased by 6.7 percent. Final domestic demand for
services. Government current expenditure on goods and                   goods and services by individuals, the government and
services rose by 3.4 percent in 2001.                                   for investment purposes decreased by 0.5 percent in
                                                                        2001.

However, total investment decreased by 5.7 percent in
2001. The value of physical change in inventories was                   This document represents an update to the Saskatchewan
negative in 2001. Farm inventories decreased by $854                    economic accounts, released in May 2002. Periodic
million while the value of physical change in non-farm                  revisions are common to all economic series, as more
inventories increased by $237 million.                                  comprehensive data is obtained, in order to improve the
                                                                        accuracy, reliability and consistency of the data.
In 2001, nominal exports decreased by 1.3 percent from
2000 levels. Nominal imports also fell by 1.4 percent in
2001. In real terms, however, exports rose by 1.7 percent
and imports fell by 3.5 percent in 2001.


-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                   Saskatchewan
                                   Economic
                                   Accounts
                                   1991 to 2001




INDEX TO SASKATCHEWAN ECONOMIC ACCOUNTS
Table 1:  Comparison of Gross Domestic Product - Saskatchewan and Canada.................................    35

Table 2:  Comparison of Gross Domestic Product - Saskatchewan and Canada -
          Constant (1997) Dollars........................................................................    35

Table 3:  Comparison of Personal Income - Saskatchewan and Canada........................................    36

Table 4:  Saskatchewan Gross Domestic Product at Market Prices, Consolidated
          Income Account - Current Dollars...............................................................    36

Table 5:  Saskatchewan Domestic Income - Percentage Distribution.........................................    37

Table 6:  Saskatchewan Gross Domestic Product at Market Prices, Consolidated
          Outlay Account - Current Dollars...............................................................    37

Table 7:  Saskatchewan Gross Domestic Expenditure - Percentage Distribution .............................    38

Table  8: Saskatchewan Personal Expenditure on Consumer Goods and Services ..............................    38

Table  9: Saskatchewan Exports by Commodity..............................................................    39

Table 10: Saskatchewan Imports from Canada and Abroad....................................................    39

Table 11: Saskatchewan Real Gross Domestic Product - Constant (1997) Dollars ............................    40

Table 12: Saskatchewan Gross Domestic Product - Constant (1997) Dollars - Percentage Distribution ........   40

Table 13: Saskatchewan Personal Expenditure on Consumer Goods and Services -
          Constant (1997) Dollars........................................................................    41

Table 14: Saskatchewan Exports by Commodity - Constant (1997) Dollars....................................    41

Table 15: Saskatchewan Imports from Canada and Abroad - Constant (1997) Dollars .........................    42

Table 16: Saskatchewan Implicit Price Indexes, Gross Domestic Expenditures, 1997=100.0 ..................    42

Table 17: Saskatchewan Sources and Disposition of Personal Income .......................................    43

Table 18: Saskatchewan Personal Income by Source - Percentage Distribution ..............................    43

Table 19: Saskatchewan Value of Physical Change in Farm Inventories and
          Grain in Commercial Channels - Current Dollars ................................................    44

Table 20: Saskatchewan Value of Physical Change in Farm Inventories and
          Grain in Commercial Channels - Constant (1997) Dollars ........................................    44

Table 21: Saskatchewan Wages, Salaries and Supplementary Labour Income, by Industry .....................    45

Table 22: Saskatchewan Wages, Salaries and Supplementary Labour Income,
          by Industry - Percentage Distribution..........................................................    45

Table 23: Saskatchewan Gross Fixed Capital Formation by Industry on a Gross
          Domestic Product Basis.........................................................................    46

Table 24: Saskatchewan Gross Fixed Capital Formation by Industry on a Gross
          Domestic Product Basis - Percentage Distribution...............................................    46

Table 25: Saskatchewan Gross Fixed Capital Formation by Industry on a Gross
          Domestic Product Basis - Constant (1997) Dollars ..............................................    47

Table 26: Saskatchewan Gross Fixed Capital Formation by Industry on a Gross
          Domestic Product Basis - Constant (1997) Dollars - Percentage Distribution ....................    47

Table 27: Saskatchewan Government Current Expenditure on Goods and Services..............................    48

Table 28: Saskatchewan Government Investment Income......................................................    48

Table 29: Saskatchewan Real Gross Domestic Product - Chained (1997) Dollars..............................    49

Table 30: Contributions to Percent Change in Real Domestic Product - Chained (1997) Dollars..............    49



-----------------------------------------------------------------------------------------------------------------------------------
Table 1: Comparison of Gross Domestic Product - Saskatchewan and Canada
-----------------------------------------------------------------------------------------------------------------------------------
                                Gross Domestic Product          % Change in             Sask GDP               Per Capita
                                    (millions $)                    GDP                 as % of         Gross Domestic Product
                                ----------------------      -------------------        Canada GDP    ------------------------------
                                  Sask       Canada           Sask      Canada                       Sask ($)  Canada ($)     Ratio
-----------------------------------------------------------------------------------------------------------------------------------
1970                             2,950       90,367           -3.0       7.6              3.3         3,135      4,243         0.74
1971                             3,431       98,630           16.3       9.1              3.5         3,681      4,491         0.82
1972                             3,558      110,124            3.7      11.7              3.2         3,865      4,956         0.78
1973                             4,694      129,196           31.9      17.3              3.6         5,147      5,744         0.90
1974                             6,190      154,290           31.9      19.4              4.0         6,814      6,765         1.01
1975                             6,834      173,893           10.4      12.7              3.9         7,449      7,514         0.99
1976                             7,649      200,296           11.9      15.2              3.8         8,211      8,541         0.96
1977                             8,062      221,358            5.4      10.5              3.6         8,533      9,330         0.91
1978                             9,278      245,526           15.1      10.9              3.8         9,747     10,246         0.95
1979                            10,612      280,309           14.4      14.2              3.8        11,060     11,582         0.95
1980                            12,702      315,245           19.7      12.5              4.0        13,131     12,859         1.02
1981                            15,360      360,471           20.9      14.3              4.3        15,740     14,523         1.08
1982                            15,454      379,859            0.6       5.4              4.1        15,653     15,123         1.04
1983                            16,295      411,386            5.4       8.3              4.0        16,265     16,217         1.00
1984                            17,414      449,582            6.9       9.3              3.9        17,149     17,557         0.98
1985                            18,242      485,714            4.8       8.0              3.8        17,789     18,795         0.95
1986                            17,769      512,541           -2.6       5.5              3.5        17,264     19,637         0.88
1987                            18,441      558,949            3.8       9.1              3.3        17,856     21,132         0.84
1988                            18,909      613,094            2.5       9.7              3.1        18,393     22,878         0.80
1989                            20,154      657,728            6.6       7.3              3.1        19,773     24,105         0.82
1990                            21,457      679,921            6.5       3.4              3.2        21,305     24,545         0.87
1991                            21,786      685,367            1.5       0.8              3.2        21,729     24,450         0.89
1992                            21,350      700,480           -2.0       2.2              3.0        21,265     24,685         0.86
1993                            22,871      727,184            7.1       3.8              3.1        22,713     25,335         0.90
1994                            24,847      770,873            8.6       6.0              3.2        24,608     26,549         0.93
1995                            26,835      810,426            8.0       5.1              3.3        26,460     27,609         0.96
1996                            29,148      836,864            8.6       3.3              3.5        28,592     28,204         1.01
1997                            29,280      882,733            0.5       5.5              3.3        28,650     29,437         0.97
1998                            29,659      914,973            1.3       3.7              3.2        28,939     30,249         0.96
1999                            30,459      980,524            2.7       7.2              3.1        29,699     32,139         0.92
2000                            33,656    1,064,995           10.5       8.6              3.2        32,932     34,588         0.95
2001                            33,211    1,092,246           -1.3       2.6              3.0        32,653     35,109         0.93
------------------------------------------------------------------------------------------------------------------------------------
Source: Saskatchewan Bureau of Statistics



-----------------------------------------------------------------------------------------------------------------------------------
TABLE 2: COMPARISON OF GROSS DOMESTIC PRODUCT  - SASKATCHEWAN AND CANADA - CONSTANT (1997) DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                                Gross Domestic Product          % Change in             Sask GDP               Per Capita
                                    (millions $)                    GDP                 as % of         Gross Domestic Product
                                ----------------------      -------------------        Canada GDP    ------------------------------
                                  Sask       Canada           Sask      Canada                       Sask ($)  Canada ($)     Ratio
-----------------------------------------------------------------------------------------------------------------------------------

1970                            11,657      377,417           -8.2       2.6              3.1        12,388     17,722         0.70
1971                            13,062      398,278           12.0       5.5              3.3        14,014     18,135         0.77
1972                            12,785      419,588           -2.1       5.4              3.0        13,885     18,884         0.74
1973                            13,865      449,760            8.4       7.2              3.1        15,204     19,995         0.76
1974                            14,568      468,397            5.1       4.1              3.1        16,036     20,536         0.78
1975                            16,071      478,774           10.3       2.2              3.4        17,518     20,688         0.85
1976                            17,036      505,061            6.0       5.5              3.4        18,287     21,538         0.85
1977                            17,221      522,535            1.1       3.5              3.3        18,227     22,023         0.83
1978                            18,034      543,854            4.7       4.1              3.3        18,944     22,695         0.83
1979                            18,370      566,718            1.9       4.2              3.2        19,144     23,416         0.82
1980                            18,737      574,562            2.0       1.4              3.3        19,369     23,436         0.83
1981                            19,775      594,082            5.5       3.4              3.3        20,264     23,935         0.85
1982                            19,400      576,744           -1.9      -2.9              3.4        19,651     22,962         0.86
1983                            19,995      592,684            3.1       2.8              3.4        19,958     23,364         0.85
1984                            20,318      626,378            1.6       5.7              3.2        20,008     24,461         0.82
1985                            21,066      660,318            3.7       5.4              3.2        20,543     25,552         0.80
1986                            22,960      677,802            9.0       2.6              3.4        22,308     25,969         0.86
1987                            22,939      705,701           -0.1       4.1              3.3        22,211     26,681         0.83
1988                            22,013      740,592           -4.0       4.9              3.0        21,413     27,636         0.77
1989                            22,846      759,821            3.8       2.6              3.0        22,415     27,846         0.80
1990                            24,636      762,381            7.8       0.3              3.2        24,462     27,522         0.89
1991                            25,175      747,857            2.2      -1.9              3.4        25,108     26,680         0.94
1992                            24,049      754,835           -4.5       0.9              3.2        23,953     26,601         0.90
1993                            25,428      772,498            5.7       2.3              3.3        25,252     26,913         0.94
1994                            26,365      810,016            3.7       4.9              3.3        26,112     27,897         0.94
1995                            26,857      832,138            1.9       2.7              3.2        26,482     28,349         0.93
1996                            27,707      845,157            3.2       1.6              3.3        27,178     28,483         0.95
1997                            29,281      882,734            5.7       4.4              3.3        28,650     29,437         0.97
1998                            30,362      919,000            3.7       4.1              3.3        29,626     30,382         0.98
1999                            30,396      967,648            0.1       5.3              3.1        29,638     31,716         0.93
2000                            31,279    1,013,066            2.9       4.7              3.1        30,607     32,902         0.93
2001                            30,884    1,026,867           -1.3       1.4              3.0        30,365     33,007         0.92
------------------------------------------------------------------------------------------------------------------------------------
Source: Saskatchewan Bureau of Statistics


-----------------------------------------------------------------------------------------------------------------------
TABLE 3: COMPARISON OF PERSONAL INCOME - SASKATCHEWAN AND CANADA
-----------------------------------------------------------------------------------------------------------------------

                     Personal Income               % Change in      Sask Personal Income           Per Capita
                       (millions $)              Personal Income     % of Canada Personal        Personal Income
                   ----------------------      -------------------          Income       ------------------------------
                     Sask       Canada           Sask      Canada                       Sask ($)   Canada ($)     Ratio
-----------------------------------------------------------------------------------------------------------------------
1970                2,191       67,932            -5.1      8.4            3.2           2,329      3,190         0.73
1971                2,626       74,650            19.8      9.9            3.5           2,817      3,399         0.83
1972                2,723       84,533             3.7     13.2            3.2           2,957      3,804         0.78
1973                3,506       98,699            28.8     16.8            3.6           3,845      4,388         0.88
1974                4,813      118,139            37.3     19.7            4.1           5,298      5,180         1.02
1975                5,594      137,240            16.2     16.2            4.1           6,098      5,930         1.03
1976                6,163      156,705            10.2     14.2            3.9           6,615      6,683         0.99
1977                6,191      173,675             0.5     10.8            3.6           6,553      7,320         0.90
1978                7,081      193,951            14.4     11.7            3.7           7,439      8,093         0.92
1979                7,919      218,391            11.8     12.6            3.6           8,252      9,024         0.91
1980                9,090      248,761            14.8     13.9            3.7           9,396     10,147         0.93
1981               10,661      290,909            17.3     16.9            3.7          10,925     11,721         0.93
1982               12,016      321,897            12.7     10.7            3.7          12,171     12,816         0.95
1983               12,159      339,180             1.2      5.4            3.6          12,137     13,371         0.91
1984               12,975      367,516             6.7      8.4            3.5          12,777     14,352         0.89
1985               13,908      398,025             7.2      8.3            3.5          13,563     15,402         0.88
1986               15,390      426,001            10.7      7.0            3.6          14,953     16,322         0.92
1987               14,623      458,025            -5.0      7.5            3.2          14,159     17,317         0.82
1988               15,656      502,777             7.1      9.8            3.1          15,229     18,762         0.81
1989               16,317      546,569             4.2      8.7            3.0          16,009     20,031         0.80
1990               17,766      586,875             8.9      7.4            3.0          17,640     21,186         0.83
1991               18,139      605,432             2.1      3.2            3.0          18,091     21,599         0.84
1992               17,919      621,007            -1.2      2.6            2.9          17,848     21,885         0.82
1993               18,277      633,774             2.0      2.1            2.9          18,151     22,080         0.82
1994               18,603      646,684             1.8      2.0            2.9          18,425     22,272         0.83
1995               19,925      672,423             7.1      4.0            3.0          19,647     22,907         0.86
1996               21,120      687,708             6.0      2.3            3.1          20,717     23,177         0.89
1997               20,675      715,495            -2.1      4.0            2.9          20,229     23,860         0.85
1998               21,563      748,321             4.3      4.6            2.9          21,040     24,739         0.85
1999               22,404      783,596             3.9      4.7            2.9          21,846     25,684         0.85
2000               23,115      838,880             3.2      7.1            2.8          22,618     27,244         0.83
2001               23,650      872,657             2.3      4.0            2.7          23,252     28,050         0.83
----------------------------------------------------------------------------------------------------------------------
Source: Saskatchewan Bureau of Statistics



------------------------------------------------------------------------------------------------------------------------------------
TABLE 4: SASKATCHEWAN GROSS DOMESTIC PRODUCT AT MARKET PRICES, CONSOLIDATED INCOME ACCOUNT - CURRENT DOLLARS

------------------------------------------------------------------------------------------------------------------------------------
                                     1991     1992     1993     1994     1995     1996     1997     1998     1999     2000     2001
                                                                   millions of dollars
                                ----------------------------------------------------------------------------------------------------
Wages, Salaries and Supplementary
Labour Income                         9,805  10,014   10,129   10,493   10,919   11,297   12,004   12,422    12,825  13,383   13,764

Corporation Profits Before Taxes        985   1,158    1,574    2,675    3,213    3,728    4,052    3,522     3,821   5,642    4,805

Interest and Miscellaneous
Investment Income                     3,135   2,840    2,792    2,848    2,723    2,731    2,627    2,440     2,442   2,893    2,818

Accrued Net Income Received by Farm
Operators from Farm Production          597     279      329      153      584    1,375       89      174       357     205      167

Net Income of Non-Farm Unincorporated
Business Including Rent               1,148   1,203    1,291    1,418    1,494    1,553    1,639    1,742      1,797  1,835    1,898

Inventory Valuation Adjustment          39      -95       18     -127      -70      -39      -12      -35        -77    -75       12

Net Income at Factor Cost            15,709  15,398   16,133   17,459   18,863   20,645   20,398   20,265     21,165 23,884   23,464

Indirect Taxes less Subsidies         1,928   1,829    2,800    3,057    3,241    3,681    3,789    3,753      3,686  3,699    3,598

Capital Consumption Allowance and
Miscellaneous Valuation Adjustments   3,803   3,981    4,188    4,433    4,688    4,954    5,245    5,477      5,720  6,010    6,348

Statistical Discrepancy                 346     141     -249     -102       43     -132     -152      163       -113     63     -199

Gross Domestic Product               21,786  21,350   22,871   24,847   26,835   29,148   29,280   29,659     30,459 33,656   33,211

Annual Rate of Change                   1.5    -2.0      7.1      8.6      8.0      8.6      0.5      1.3        2.7   10.5     -1.3
------------------------------------------------------------------------------------------------------------------------------------
[1] Includes Military Pay and Allowances.
Source: Saskatchewan Bureau of Statistics.




TABLE 5: SASKATCHEWAN DOMESTIC INCOME - PERCENTAGE DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------------------
                                     1991     1992     1993     1994     1995     1996     1997     1998     1999     2000     2001
------------------------------------------------------------------------------------------------------------------------------------
                                                                              percent
                                ----------------------------------------------------------------------------------------------------
Wages, Salaries and Supplementary
Labour Income[1]                      62.4    65.0     62.8     60.1     57.9     54.7     58.8     61.3      60.6    56.0     58.7

Corporation Profits Before Taxes       6.3     7.5      9.8     15.3     17.0     18.1     19.9     17.4      18.1    23.6     20.5

Interest and Miscellaneous
Investment Income                     20.0    18.4     17.3     16.3     14.4     13.2     12.9     12.0      11.5    12.1     12.0

Accrued Net Income Received by Farm
Operators from Farm Production         3.8     1.8      2.0      0.9      3.1      6.7      0.4      0.9       1.7     0.9      0.7

Net Income of Non-Farm Unincorporated
Business Including Rent                7.3     7.8      8.0      8.1      7.9      7.5      8.0      8.6       8.5     7.7      8.1

Inventory Valuation Adjustment         0.2    -0.6      0.1     -0.7     -0.4     -0.2     -0.1     -0.2      -0.4    -0.3      0.1

Net Income at Factor Cost            100.0    100.0   100.0    100.0    100.0    100.0    100.0    100.0     100.0   100.0    100.0
-----------------------------------------------------------------------------------------------------------------------------------

[1]Includes Military Pay and Allowances.
Source: Saskatchewan Bureau of Statistics




------------------------------------------------------------------------------------------------------------------------------------
TABLE 6: SASKATCHEWAN GROSS DOMESTIC PRODUCT AT MARKET PRICES, CONSOLIDATED OUTLAY ACCOUNT - CURRENT DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
                                     1991     1992     1993     1994     1995     1996     1997     1998     1999     2000     2001
------------------------------------------------------------------------------------------------------------------------------------
                                                        millions of dollars
                               -----------------------------------------------------------------------------------------------------
Personal Expenditure on Consumer
  Goods and Services                 12,676  12,881   13,478   14,175   14,711   15,248   16,110   16,422    16,909  17,705   18,299

Government Current Expenditure on
Goods and Services                    5,605   5,423    5,599    5,562    5,778    5,903    5,848    6,237     6,368   6,645    6,868

Gross Fixed Capital Formation         4,592   4,110    4,190    4,777    5,028    5,749    7,826    7,070     7,266   7,352    6,931

   Government:                          580     518      593      620      443      472      575      646       697     696      888

   Residential Construction               0       0        0        0        4        3       12        6        22      22       22
   Non-Residential Construction         439     363      440      482      291      318      418      471       450     421      591
   Machinery and Equipment              141     155      153      138      148      151      145      170       225     253      275

   Business:                          4,012   3,592    3,597    4,157    4,585    5,277    7,251    6,423     6,570   6,656    6,044

   Residential Construction             466     508      523      610      664      794      869      931       964     958      936
   Non-Residential Construction       1,927   1,548    1,651    2,047    2,058    2,539    3,477    2,841     2,805   3,146    2,728
   Machinery and Equipment            1,619   1,536    1,423    1,500    1,863    1,944    2,905    2,651     2,801   2,552    2,379

Value of Physical Change in
Inventories:                            177     -20      431     -306      579    1,333     -220      439       245     495     -616

   Non-Farm                             -92     107      148       43      578      617      527      719       104     374      237
   Farm Inventories and Grain in
     Commercial Channels                268    -127      283     -349        2      715     -748     -280       140     121     -854

Exports of Goods, Services and
Margins                              10,664  11,107   11,678   14,911   16,374   17,900   19,353   19,082    20,168  23,271   22,973
Imports of Goods, Services and
Margins                              11,581  12,010   12,754   14,374   15,593   17,116   19,787   19,427    20,610  21,749   21,444

Statistical Discrepancy                -346    -141      249      102      -43      132      152     -163       113     -63      199

Gross Domestic Product               21,786  21,350   22,871   24,847   26,835   29,148   29,280   29,659    30,459  33,656   33,211

Annual Rate of Change                   1.5    -2.0      7.1      8.6      8.0      8.6      0.5      1.3       2.7    10.5     -1.3
------------------------------------------------------------------------------------------------------------------------------------

Source: Saskatchewan Bureau of Statistics.




-----------------------------------------------------------------------------------------------------------------------------------
TABLE 7: SASKATCHEWAN GROSS DOMESTIC EXPENDITURE - PERCENTAGE DISTRIBUTION
-----------------------------------------------------------------------------------------------------------------------------------

                                      1991     1992     1993     1994     1995     1996     1997     1998     1999     2000     2001
------------------------------------------------------------------------------------------------------------------------------------
                                                                              percent
                                    ------------------------------------------------------------------------------------------------

Personal Expenditure on
 Consumer Goods and Services:         58.2    60.3     58.9      57.0     54.8      52.3     55.0     55.4     55.5    52.6     55.1
  Durable Goods                        6.6     6.7      6.5       6.6      6.6       6.7      7.7      7.4      7.4     7.0      7.4
  Semi-Durable Goods                   5.2     5.4      5.3       5.0      4.9       4.6      4.7      4.7      4.7     4.5      4.6
  Non-Durable Goods                   15.9    16.5     16.4      15.4     14.5      13.7     13.9     13.9     13.8    13.2     13.9
  Services                            30.5    31.8     30.7      29.9     28.8      27.4     28.8     29.3     29.5    28.0     29.2

Government Current Expenditure
on Goods and Services:                25.7    25.4     24.5      22.4     21.5      20.2     20.0     21.0     20.9    19.7     20.7
 Federal                               4.0     4.2      4.2       3.5      3.3       2.9      2.7      2.6      2.5     2.5      2.5
 Provincial                           14.7    14.1     13.1      11.9     11.6      11.2     11.2     12.2     12.3    11.5     12.1
 Local                                 7.0     7.1      7.2       6.9      6.6       6.1      6.2      6.1      6.1     5.8      6.0

Gross Fixed Capital Formation         21.1    19.3     18.3      19.2     18.7      19.7     26.7     23.8     23.9    21.8     20.9

 Government:                           2.7     2.4      2.6       2.5      1.7       1.6      2.0      2.2      2.3     2.1      2.7
  Residential Construction             0.0     0.0      0.0       0.0      0.0       0.0      0.0      0.0      0.1     0.1      0.1
  Non-Residential Construction         2.0     1.7      1.9       1.9      1.1       1.1      1.4      1.6      1.5     1.3      1.8
  Machinery and Equipment              0.6     0.7      0.7       0.6      0.6       0.5      0.5      0.6      0.7     0.8      0.8

 Business:                            18.4    16.8     15.7      16.7     17.1      18.1     24.8     21.7     21.6    19.8     18.2
  Residential Construction             2.1     2.4      2.3       2.5      2.5       2.7      3.0      3.1      3.2     2.8      2.8
  Non-Residential Construction         8.8     7.3      7.2       8.2      7.7       8.7     11.9      9.6      9.2     9.3      8.2
  Machinery and Equipment              7.4     7.2      6.2       6.0      6.9       6.7      9.9      8.9      9.2     7.6      7.2

Value of Physical Change in
 Inventories:                          0.8    -0.1      1.9      -1.2      2.2       4.6     -0.8      1.5      0.8     1.5     -1.9
   Non-Farm                           -0.4     0.5      0.6       0.2      2.2       2.1      1.8      2.4      0.3     1.1      0.7
   Farm Inventories and Grain
    in Commercial Channels             1.2    -0.6      1.2      -1.4      0.0       2.5     -2.6     -0.9      0.5     0.4     -2.6

Exports of Goods, Services and
 Margins                              48.9    52.0     51.1      60.0     61.0      61.4     66.1     64.3     66.2    69.1     69.2

Imports of Goods, Services and
 Margins                             -53.2   -56.3    -55.8     -57.8    -58.1     -58.7    -67.6    -65.5    -67.7   -64.6    -64.6

Statistical Discrepancy               -1.6    -0.7      1.1       0.4     -0.2       0.5      0.5     -0.6      0.4    -0.2      0.6

Gross Domestic Product               100.0   100.0    100.0     100.0    100.0     100.0    100.0    100.0    100.0   100.0    100.0
------------------------------------------------------------------------------------------------------------------------------------
Source: Saskatchewan Bureau of Statistics.


------------------------------------------------------------------------------------------------------------------------------------
TABLE 8: SASKATCHEWAN PERSONAL EXPENDITURE ON CONSUMER GOODS AND SERVICES
------------------------------------------------------------------------------------------------------------------------------------
                                      1991     1992     1993     1994     1995     1996     1997     1998     1999     2000     2001
------------------------------------------------------------------------------------------------------------------------------------
                                                        millions of dollars
                                     -----------------------------------------------------------------------------------------------

Food, Beverages and Tobacco          2,087   2,088    2,184     2,181    2,216     2,256    2,311    2,386   2,386   2,442     2,515

Clothing and Footwear                  656     645      669       686      726       735      730      741     765     788       802

Gross Rent, Fuel and Power           3,008   3,070    3,175     3,310    3,398     3,601    3,678    3,758   3,865   4,001     4,150

Furniture, Furnishings, Household
Equipment and Operations             1,055   1,108    1,151     1,201    1,224     1,207    1,272    1,316   1,366   1,430     1,464

Medical Care and Health Services       492     520      565       600      645       674      705      758     764     797       841

Transportation and Communication     1,803   1,782    1,874     2,033    2,121     2,241    2,553    2,490   2,555   2,758     2,857

Recreation, Entertainment, Education
and Cultural Services                  998   1,034    1,102     1,281    1,391     1,555    1,717    1,716   1,808   1,906     1,980

Personal Goods and Services          2,290   2,314    2,440     2,604    2,686     2,649    2,864    3,059   3,203   3,370     3,467

Net Personal Expenditure
Out-of-Province                        287     322      318       279      304       331      280      201     197     213       224

Total Expenditure                   12,676  12,881   13,478    14,175   14,711    15,248   16,110   16,422  16,909  17,705    18,299

Expenditure on:
Durable Goods                        1,427   1,423    1,491     1,652    1,769     1,959    2,255    2,208   2,252   2,358     2,454
Semi-Durable Goods                   1,143   1,156    1,206     1,252    1,324     1,327    1,367    1,402   1,445   1,499     1,534
Non-Durable Goods                    3,467   3,521    3,759     3,836    3,880     3,984    4,062    4,131   4,217   4,437     4,613
Services                             6,638   6,782    7,022     7,435    7,738     7,978    8,426    8,681   8,995   9,412     9,698
------------------------------------------------------------------------------------------------------------------------------------
Source: Saskatchewan Bureau of Statistics.


TABLE 9: SASKATCHEWAN EXPORTS BY COMMODITY
---------------------------------------------------------------------------------------------------------------------------------
                                           1991    1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
---------------------------------------------------------------------------------------------------------------------------------
                                                                       millions of dollars
                                        -----------------------------------------------------------------------------------------
Grain Exports                             2,558   2,585   2,443   3,836   3,949   3,992   4,076   3,637   3,078   2,888   3,323

Livestock Exports to Canada                 252     274     398     369     365     313     437     465     653     788     800

Lumber Exports Abroad                        28      51      79      99     107     138     177     189     232     187     149

Potash Exports                              765     812     799   1,109   1,219   1,116   1,505   1,611   1,627   1,696   1,601

Crude Oil Exports                         1,092   1,196   1,276   1,699   2,080   2,857   2,702   2,035   3,141   4,927   3,880

Natural Gas Exports                         258     230     249     360     216     205     230     194     278     473     544

Uranium Exports                             304     381     375     408     432     651     580       X       X     419     562

Electricity Exports                           2       4      11       4       8       8       6      18      43     125     107

Manufactured and Wholesale Trade Goods
 to Canada                                1,455   1,240   1,281   1,739   1,974   2,043   2,487   2,591   2,578   2,463   2,556

Selected Exports Laden in Saskatchewan      843   1,002   1,202   1,164   1,397   1,856   2,057   2,855   2,567   2,786   2,614

Other Products Exported to Canada &
 Re-Exports                                 285     340     369     504     639     455     581     748     952     808     792
                                        -----------------------------------------------------------------------------------------
TOTAL EXPORTS OF GOODS                    7,842   8,115   8,483  11,291  12,386  13,634  14,836  14,342  15,150  17,560  16,926

Purchases in Saskatchewan by
 Non-Resident and Business Travellers       294     326     289     279     289     297     357     413     425     454     465

Other Services and Margins Exports        1,735   1,775   1,905   1,885   2,154   2,061   2,085   2,278   2,333   2,821   3,039
                                        -----------------------------------------------------------------------------------------
TOTAL EXPORTS OF SERVICES AND MARGINS     2,029   2,101   2,194   2,164   2,443   2,358   2,442   2,691   2,758   3,275   3,504
                                        -----------------------------------------------------------------------------------------
TOTAL EXPORTS OF GOODS, SERVICES AND
 MARGINS                                 10,664  11,107  11,678  14,911  16,374  17,900  19,353  19,082  20,168  23,271  22,973
---------------------------------------------------------------------------------------------------------------------------------
Source: Saskatchewan Bureau of Statistics.
X - Confidential; Included in Selected Exports Laden in Saskatchewan and
Other Products Exported to Canada & Re-Exports



TABLE 10: SASKATCHEWAN IMPORTS FROM CANADA AND ABROAD
---------------------------------------------------------------------------------------------------------------------------------
                                           1991    1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
---------------------------------------------------------------------------------------------------------------------------------
                                                                       millions of dollars
                                        -----------------------------------------------------------------------------------------
IMPORTS FROM CANADA
   Crude Oil Imports                        158     157     126     170     167     235     193     188     199     395     339
   Natural Gas Imports                       74     100     224     226     137     246     294     152     275     551     615
   Coal Imports                               0       0       0       0       0       0       0       0       0       0       0
   Electricity Imports                        7      11      10      13       6      13      16      31      39      49      56
   Imports of Manufactured Goods          3,981   3,843   3,720   4,193   4,502   5,203   5,179   4,648   4,674   4,786   4,873
   Imports of Other Products                165     169     183     204     210     184     155     179     226     301     236
                                        -----------------------------------------------------------------------------------------
TOTAL IMPORTS OF GOODS FROM CANADA        4,385   4,280   4,263   4,806   5,023   5,882   5,836   5,198   5,412   6,081   6,120

TOTAL IMPORTS OF SERVICES AND MARGINS
 FROM CANADA                              3,570   3,658   3,760   3,837   4,107   4,582   5,526   5,617   6,058   6,399   6,581

TOTAL IMPORTS OF GOODS, SERVICES AND
 MARGINS FROM CANADA                      7,955   7,938   8,023   8,643   9,130  10,464  11,362  10,814  11,470  12,480  12,701

IMPORTS FROM ABROAD
   Imports of Goods and Margins from
     Abroad                               2,842   3,229   3,758   4,602   5,222   5,336   6,845   6,832   7,398   7,517   7,077
   Re-Exports                               163     194     206     257     332     338     411     587     518     532     532
                                        -----------------------------------------------------------------------------------------
TOTAL IMPORTS OF GOODS AND MARGINS
 FROM ABROAD                              3,005   3,423   3,964   4,859   5,554   5,674   7,256   7,419   7,916   8,050   7,608

TOTAL IMPORTS OF SERVICE FROM ABROAD        621     649     767     872     909     978   1,169   1,194   1,223   1,219   1,135

TOTAL IMPORTS OF SERVICES AND MARGINS
 FROM ABROAD                              3,626   4,072   4,731   5,731   6,463   6,652   8,425   8,613   9,140   9,269   8,743
                                        -----------------------------------------------------------------------------------------
TOTAL IMPORTS OF GOODS, SERVICES
 AND MARGINS                             11,581  12,010  12,754  14,374  15,593  17,116  19,787  19,427  20,610  21,749  21,444
---------------------------------------------------------------------------------------------------------------------------------
Source: Saskatchewan Bureau of Statistics.

TABLE 11: SASKATCHEWAN REAL GROSS DOMESTIC PRODUCT - CONSTANT (1997) DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
                                           1991    1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
---------------------------------------------------------------------------------------------------------------------------------
                                                                       millions of dollars
                                        -----------------------------------------------------------------------------------------
Personal Expenditure on Consumer Goods
 and Services                            14,057  14,176  14,428  14,899  15,237  15,512  16,110  16,207  16,483  16,914  17,128

Government Current Expenditure on Goods
 and Services                             6,297   6,009   6,144   5,920   6,013   6,059   5,848   6,116   6,078   6,156   6,285

Gross Fixed Capital Formation:            4,998   4,502   4,501   4,940   5,161   5,859   7,826   6,917   7,162   7,222   6,740

Government:                                 616     565     643     657     465     502     575     646     700     697     877
  Residential Construction                    0       0       0       0       4       3      12       6      22      22      19
  Non-Residential Construction              502     409     494     524     308     326     418     465     432     386     537
  Machinery and Equipment                   120     135     130     118     130     146     145     174     246     289     320
  Adjusting Entry                            -6      21      19      15      22      27

Business:                                 4,382   3,937   3,858   4,283   4,696   5,357   7,251   6,272   6,462   6,525   5,863
 Residential Construction                   563     595     587     649     692     815     869     910     915     897     860
 Non-Residential Construction             2,174   1,751   1,833   2,194   2,183   2,608   3,477   2,766   2,694   2,977   2,539
 Machinery and Equipment                  1,786   1,648   1,512   1,529   1,849   1,966   2,905   2,596   2,853   2,651   2,464
 Adjusting Entry                           -141     -57     -75     -90     -28     -32

Value of Physical Change in Inventories:    321    -110     489    -439     614     978    -220     626     689     586    -969
 Non-Farm                                  -133     117      58      36     531     405     527     596      87     344     187
 Farm Inventories and Grain in Commercial
  Channels                                  454    -227     431    -475      83     573    -748      30     602     242  -1,156

Exports of Goods, Services and Margins   12,814  13,531  13,600  16,089  16,135  16,921  19,353  19,840  19,902  20,584  20,927

Imports of Goods, Services and Margins   13,400  13,766  14,103  15,251  16,032  17,442  19,787  19,176  20,030  20,124  19,413

Statistical Discrepancy                    -392    -160     276     108     -44     127     152    -167     112     -59     185

Adjusting Entry                             479    -134      93      99    -227    -308

Gross Domestic Product in
 Constant (1997) Dollars                 25,175  24,049  25,428  26,365  26,857  27,707  29,281  30,362  30,396  31,279  30,884

GDP Real Growth Rate                        2.2    -4.5     5.7     3.7     1.9     3.2     5.7     3.7     0.1     2.9    -1.3
---------------------------------------------------------------------------------------------------------------------------------
Source: Saskatchewan Bureau of Statistics.




TABLE 12: SASKATCHEWAN GROSS DOMESTIC PRODUCT - CONSTANT (1997) DOLLARS - PERCENTAGE DISTRIBUTION
---------------------------------------------------------------------------------------------------------------------------------
                                           1991    1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
---------------------------------------------------------------------------------------------------------------------------------
                                                                              percent
                                        -----------------------------------------------------------------------------------------
Personal Expenditure on Consumer
 Goods and Services                        55.8    58.9    56.7    56.5    56.7    56.0    55.0    53.4    54.2    54.1    55.5
 Durable Goods                              6.2     6.5     6.3     6.6     6.8     7.1     7.7     7.3     7.5     7.8     8.2
 Semi-Durable Goods                         4.6     5.0     4.8     4.8     5.0     4.8     4.7     4.6     4.7     4.7     4.9
 Non-Durable Goods                         15.4    16.1    15.6    15.2    14.9    14.5    13.9    13.5    13.7    13.4    13.6
 Services                                  29.7    31.4    30.1    30.0    30.1    29.5    28.8    27.9    28.3    28.2    28.8

Government Current Expenditure on Goods
 and Services:                             25.0    25.0    24.2    22.5    22.4    21.9    20.0    20.1    20.0    19.7    20.4
 Federal                                    4.0     4.2     4.2     3.6     3.4     3.1     2.7     2.5     2.4     2.5     2.5
 Provincial                                13.5    13.9    12.9    11.9    12.1    12.1    11.2    11.8    11.8    11.5    12.0
 Local                                      6.8     7.1     7.2     7.0     6.9     6.6     6.2     5.8     5.8     5.7     5.9

Gross Fixed Capital Formation:             19.9    18.7    17.7    18.7    19.2    21.1    26.7    22.8    23.6    23.1    21.8
 Government:                                2.4     2.3     2.5     2.5     1.7     1.8     2.0     2.1     2.3     2.2     2.8
 Residential Construction                   0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.0     0.1     0.1     0.1
 Non-Residential Construction               2.0     1.7     1.9     2.0     1.1     1.2     1.4     1.5     1.4     1.2     1.7
 Machinery and Equipment                    0.5     0.6     0.5     0.4     0.5     0.5     0.5     0.6     0.8     0.9     1.0
 Adjusting Entry                            0.0     0.1     0.1     0.1     0.1     0.1     0.0     0.0     0.0     0.0     0.0

Business:                                  17.4    16.4    15.2    16.2    17.5    19.3    24.8    20.7    21.3    20.9    19.0
 Residential Construction                   2.2     2.5     2.3     2.5     2.6     2.9     3.0     3.0     3.0     2.9     2.8
 Non-Residential Construction               8.6     7.3     7.2     8.3     8.1     9.4    11.9     9.1     8.9     9.5     8.2
 Machinery and Equipment                    7.1     6.9     5.9     5.8     6.9     7.1     9.9     8.5     9.4     8.5     8.0
 Adjusting Entry                           -0.6    -0.2    -0.3    -0.3    -0.1    -0.1     0.0     0.0     0.0     0.0     0.0
Value of Physical Change in Inventories:    1.3    -0.5     1.9    -1.7     2.3     3.5    -0.8     2.1     2.3     1.9    -3.1
 Non-Farm                                  -0.5     0.5     0.2     0.1     2.0     1.5     1.8     2.0     0.3     1.1     0.6
 Farm Inventories and Grain in Commercial
  Channels                                  1.8    -0.9     1.7    -1.8     0.3     2.1    -2.6     0.1     2.0     0.8    -3.7
Exports of Goods, Services and Margins     50.9    56.3    53.5    61.0    60.1    61.1    66.1    65.3    65.5    65.8    67.8

Imports of Goods, Services and Margins     53.2    57.2    55.5    57.8    59.7    63.0    67.6    63.2    65.9    64.3    62.9

Statistical Discrepancy                    -1.6    -0.7     1.1     0.4    -0.2     0.5     0.5    -0.6     0.4    -0.2     0.6

Adjusting Entry                             1.9    -0.6     0.4     0.4    -0.8    -1.1

Gross Domestic Product in
 Constant (1997) Dollars                  100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0
--------------------------------------------------------------------------------------------------------------------------------
Source: Saskatchewan Bureau of Statistics.

--------------------------------------------------------------------------------------------------------------------------------
TABLE 13: SASKATCHEWAN PERSONAL EXPENDITURE ON CONSUMER GOODS AND SERVICES - CONSTANT (1997) DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
                              1991     1992     1993     1994     1995      1996     1997     1998     1999     2000     2001
--------------------------------------------------------------------------------------------------------------------------------
                                                                 millions of dollars
                              --------------------------------------------------------------------------------------------------
Food, Beverages and Tobacco  2,306    2,258     2,276   2,275    2,278     2,296    2,311    2,369    2,378    2,398    2,402
Clothing and Footwear          647      650       664     673      723       740      730      739      750      773      787
Gross Rent, Fuel and Power   3,398    3,414     3,471   3,502    3,532     3,664    3,678    3,659    3,710    3,758    3,760
Furniture, Furnishing and
  Household Equipment        1,119    1,167     1,199   1,250    1,253     1,212    1,272    1,317    1,354    1,413    1,425
Medical Care and Health
  Services                     546      559       578     596      639       674      705      744      743      754      770
Transportation and
  Communication              2,101    2,089     2,102   2,234    2,258     2,308    2,553    2,481    2,493    2,583    2,669
Recreation, Entertainment,
  Education and Cultural
  Services                   1,068    1,120     1,161   1,317    1,415     1,569    1,717    1,715    1,805    1,900    1,948
Personal Goods and Services  2,497    2,518     2,608   2,749    2,812     2,706    2,864    2,996    3,073    3,151    3,191
Net Expenditure Abroad         504      527       434     247      194       152      280      187      177      182      177
Total Expenditure           14,057   14,176    14,428  14,899   15,237    15,512   16,110   16,207   16,483   16,914   17,128
Durable Goods                1,553    1,561     1,600   1,729    1,814     1,968    2,255    2,224    2,281    2,431    2,535
Semi-Durable Goods           1,169    1,194     1,229   1,265    1,336     1,337    1,367    1,403    1,427    1,476    1,499
Non-Durable Goods            3,868    3,863     3,956   4,001    4,001     4,030    4,062    4,108    4,159    4,191    4,186
Services                     7,474    7,560     7,646   7,907    8,086     8,177    8,426    8,471    8,616    8,815    8,907
--------------------------------------------------------------------------------------------------------------------------------
Source: Saskatchewan Bureau of Statistics.



--------------------------------------------------------------------------------------------------------------------------------
TABLE 14: SASKATCHEWAN EXPORTS BY COMMODITY - CONSTANT (1997) DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
                              1991     1992     1993     1994     1995      1996     1997     1998     1999     2000     2001
--------------------------------------------------------------------------------------------------------------------------------
                                                                 millions of dollars
                            ----------------------------------------------------------------------------------------------------
Grain Exports               3,558     3,491    2,935    4,084    3,429     3,247    4,076    3,626    3,541    3,706    3,733
Livestock Exports to Canada   255       283      352      335      390       395      437      443      583      619      626
Lumber Exports Abroad          49        79       94      103      115       140      177      208      232      211      169
Potash Exports              1,037     1,041    1,019    1,285    1,328     1,214    1,505    1,382    1,376    1,482    1,341
Crude Oil Exports           1,401     1,390    1,595    1,929    2,120     2,394    2,702    2,931    2,802    2,917    3,071
Natural Gas Exports           301       300      298      356      287       232      230      187      196      194      195
Uranium Exports               331       373      372      414      467       624      580        X        X      460      634
Electricity Exports             4         5        6        4        6         7        6        7        6        8        7
Manufactured and Wholesale
  Trade Goods to Canada     1,834     1,540    1,530    1,957    2,037     2,107    2,487    2,663    2,638    2,345    2,435
Selected Exports Laden
  in Saskatchewan           1,245     1,173    1,348    1,249    1,341     1,898    2,057    2,370    2,210    2,651    2,411
Other Products Exported to
  Canada & Re-Exports         334       379      401      487      606       469      581    1,216    1,358      767      746
                            ----------------------------------------------------------------------------------------------------
TOTAL EXPORTS OF GOODS     10,349    10,055    9,950   12,202   12,125    12,727   14,836   15,032   14,943   15,359   15,369

Purchases in Saskatchewan
  by Non-Resident and
  Business Travellers        343        372      320      302      298       303      357      401      402      414      421
Other Services and Margins
  Exports                   3,047    3,121     3,315    3,695    3,767     3,890    4,160    4,406    4,557    4,811    5,138
                            ----------------------------------------------------------------------------------------------------
TOTAL EXPORTS OF SERVICES
  AND MARGINS               3,390    3,493     3,636    3,997    4,065     4,194    4,516    4,807    4,959    5,225    5,559
Adjusting entry              -925      -17        14     -110      -55         1
                            ----------------------------------------------------------------------------------------------------
TOTAL EXPORTS OF GOODS,
  SERVICES AND MARGINS     12,814   13,531    13,600   16,089   16,135    16,921   19,353   19,840   19,902   20,584   20,927
--------------------------------------------------------------------------------------------------------------------------------
Source: Saskatchewan Bureau of Statistics.
x - Confidential. Included in Selected Exports Laden in Saskatchewan and Other Products Exported to Canada & Re- Exports

--------------------------------------------------------------------------------------------------------------------------------
TABLE 15: SASKATCHEWAN IMPORTS FROM CANADA AND ABROAD - CONSTANT (1997) DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
                              1991     1992     1993     1994     1995      1996     1997     1998     1999     2000     2001
--------------------------------------------------------------------------------------------------------------------------------
                                                                 millions of dollars
                            ----------------------------------------------------------------------------------------------------
IMPORTS FROM CANADA
  Crude Oil Imports            193      194      161      209      188       218      193      261      194      241      246
  Natural Gas Imports          102      143      267      235      207       297      294      155      220      241      220
  Coal Imports                   0        0        0        0        0         0        0        0        0        0        0
  Electricity Imports           12       15       13       14       12        17       16       18       17       19       20
  Imports of Manufactured
    Goods                    4,473    4,302    4,131    4,537    4,662     5,294    5,179    4,658    4,600    4,412    4,493
  Imports of Other Products    195      202      201      218      231       192      155      188      275      334      238

TOTAL IMPORTS OF GOODS
FROM CANADA                  4,974    4,857    4,772    5,214    5,300     6,017    5,836    5,280    5,306    5,247    5,218

TOTAL IMPORTS OF SERVICES
AND MARGINS FROM CANADA      3,940    4,071    4,113    4,136    4,287     4,702    5,526    5,545    5,890    6,065    6,201
  Adjusting Entry               13       -4      -24      -21      -17       -28

TOTAL IMPORTS OF GOODS,
SERVICES AND MARGINS
FROM CANDA                   8,928    8,924    8,861    9,329    9,569    10,691   11,362   10,826   11,196   11,313   11,418

IMPORTS FROM ABROAD
  Imports of Goods From
   Abroad                    3,449    3,762    4,106    4,699    5,166     5,368    6,845    6,826    7,271    7,275    6,611
  Re-Exports                   194      225      228      268      336       350      411      457      510      515      497

TOTAL IMPORTS OF GOODS AND
MARGINS FROM ABROAD          3,643    3,987    4,334    4,967    5,502     5,718    7,256    7,283    7,781    7,790    7,108

TOTAL IMPORTS OF SERVICES
FROM ABROAD                    826      830      895      946      955     1,017    1,169    1,067    1,053    1,021      886
  Adjusting Entry              -21      -14      -15      -11       -5        -7

TOTAL IMPORTS OF GOODS,
SERVICES AND MARGINS FROM
ABROAD                       4,448    4,803    5,214    5,902    6,452     6,728    8,425    8,350    8,834    8,811    7,994
  Adjusting Entry               24       39       28       20       10        23

TOTAL IMPORTS OF GOODS,
SERVICES AND MARGINS        13,400   13,766   14,103   15,251   16,032    17,442   19,787   19,176   20,030   20,124   19,413
--------------------------------------------------------------------------------------------------------------------------------

Source: Saskatchewan Bureau of Statistics.




--------------------------------------------------------------------------------------------------------------------------------
TABLE 16: SASKATCHEWAN IMPLICIT PRICE INDEXES, GROSS DOMESTIC EXPENDITURES, 1997=100.0
--------------------------------------------------------------------------------------------------------------------------------
                              1991     1992     1993     1994     1995      1996     1997     1998     1999     2000     2001
--------------------------------------------------------------------------------------------------------------------------------
                                                                 millions of dollars
                            ----------------------------------------------------------------------------------------------------
Personal Expenditure on
Consumer Goods and Services   90.2     90.9     93.4     95.1     96.5      98.3    100.0    101.3    102.6    104.7    106.8

Government Current
Expenditure on Goods and
Services                      89.0     90.2     91.1     94.0     96.1      97.4    100.0    102.0    104.8    107.9    109.3

Gross Fixed Capital
Formation:                    91.9     91.3     93.1     96.7     97.4      98.1    100.0    102.2    101.5    101.8    102.8

  Government:                 94.2     91.7     92.2     94.4     95.3      94.0    100.0    100.1     99.6     99.9    101.2
   Residential Construction      -        -        -        -     95.8      97.5    100.0    100.0    100.0    100.0    115.8
   Non-Residential
    Construction              87.4     88.8     89.0     92.0     94.3      97.5    100.0    101.2    104.3    109.2    109.9
   Machinery and Equipment   117.5    115.0    118.1    117.0    113.5     103.8    100.0     97.4     91.3     87.5     85.8

  Business:                   91.6     91.2     93.2     97.1     97.6      98.5    100.0    102.4    101.7    102.0    103.1
   Residential Construction   82.8     85.4     89.1     94.0     96.0      97.4    100.0    102.3    105.4    106.8    108.8
   Non-Residential
    Construction              88.7     88.4     90.0     93.3     94.3      97.3    100.0    102.7    104.1    105.7    107.4
   Machinery and Equipment    90.6     93.2     94.1     98.1    100.8      98.9    100.0    102.1     98.2     96.3     96.6

Exports of Goods, Services
and Margins                   83.2     82.1     85.9     92.7     101.5    105.8    100.0     96.2    101.3    113.1    109.8

Imports of Goods, Services
and Margins                   86.4     87.2     90.4     94.2      97.3     98.1    100.0    101.3    102.9    108.1    110.5

Gross Domestic Expenditure    86.5     88.8     89.9     94.2      99.9    105.2    100.0     97.7    100.2    107.6    107.5
--------------------------------------------------------------------------------------------------------------------------------
Source: Saskatchewan Bureau of Statistics.

--------------------------------------------------------------------------------------------------------------------------------
TABLE 17: SASKATCHEWAN SOURCES AND DISPOSITION OF PERSONAL INCOME
--------------------------------------------------------------------------------------------------------------------------------
                              1991     1992     1993     1994     1995      1996     1997     1998     1999     2000     2001
--------------------------------------------------------------------------------------------------------------------------------
                                                                 millions of dollars
                            ----------------------------------------------------------------------------------------------------
Wages, Salaries and
Supplementary
  Labour Income (GNP
   Basis)(1)                 9,926   10,161   10,257   10,640   11,086    11,446   12,215   12,655   13,008   13,566   13,953

Accrued Net Income Received
by Farm Operators from Farm
Production                     597      279      329      153      584     1,375       89      174      357      205      167

Net Income of Non-Farm
Unincorporated Business
Including Rent               1,148    1,203    1,291    1,418    1,494     1,553    1,639    1,742    1,797    1,835    1,898

Interest, Dividends and
Miscellaneous Investment
Income                       3,422    3,016    2,895    2,851    3,119     3,096    2,990    3,043    3,149    3,295    3,306

Current Transfers:
 From Government:            2,985    3,193    3,429    3,456    3,551     3,552    3,631    3,839    3,982    4,097    4,204
 From Corporations              12       13       16       19       22        27       40       34       35       39       40
 From Non-Residents             49       54       60       66       69        71       71       76       76       78       82

Personal Income             18,139   17,919   18,277   18,603   19,925    21,120   20,675   21,563   22,404   23,115   23,650

Deduct:
 Current Transfers to
  Government (Direct Taxes)  2,668    2,635    2,508    2,740    2,910     3,108    3,347    3,473    3,484    3,537    3,378
 Contributions to Social
  Insurance Plans              811      912      943    1,012    1,057     1,082    1,150    1,151    1,182    1,275    1,372
 Employee and Employer
  Contributions - Pension
  Plans                        123      126      109      125      134       131      151      163      171      174      178

Equals:
 Personal Disposable Income 14,537   14,246   14,717   14,726   15,824    16,799   16,027   16,776   17,567   18,129   18,722

Deduct:
 Personal Expenditure on
  Consumer Goods and
  Services                  12,676   12,881   13,478   14,175   14,711    15,248   16,110   16,422   16,909   17,705   18,299
 Current Transfers to
  Corporations (Interest
  on the Consumer Debt)        320      270      228      238      309       297      237      327      332      396      428
 Current Transfers to
  Non-Residents                 30       32       35       36       38        41       45       49       51       52       59

Equals:
 Personal Saving             1,511    1,063      976      277      766     1,213     -365      -22      276      -24      -64
--------------------------------------------------------------------------------------------------------------------------------
(1)  Includes Military Pay and Allowances. Source: Saskatchewan Bureau of Statistics.



--------------------------------------------------------------------------------------------------------------------------------
TABLE 18: SASKATCHEWAN PERSONAL INCOME BY SOURCE - PERCENTAGE DISTRIBUTION
--------------------------------------------------------------------------------------------------------------------------------
                              1991     1992     1993     1994     1995      1996     1997     1998     1999     2000     2001
--------------------------------------------------------------------------------------------------------------------------------
                                                                      percent
                            ----------------------------------------------------------------------------------------------------
Wages, Salaries and
Supplementary
  Labour Income(1)            54.7     56.7     56.1     57.2     55.6      54.2     59.1     58.7     58.1     58.7     59.0

Accrued Net Income Received
by Farm Operators from
Farm Production                3.3      1.6      1.8      0.8      2.9       6.5      0.4      0.8      1.6      0.9      0.7

Net Income of Non-Farm
Unincorporated Business
Including Rent                 6.3      6.7      7.1      7.6      7.5       7.4      7.9      8.1      8.0      7.9      8.0

Interest, Dividends and
Miscellaneous Investment
Income                        18.9     16.8     15.8     15.3     15.7      14.7     14.5     14.1     14.1     14.3     14.0

Current Transfers (Excluding
Interest on the Public Debt)  16.8     18.2     19.2     19.0     18.3      17.3     18.1     18.3     18.3     18.2     18.3

Total Personal Income        100.0    100.0    100.0    100.0    100.0     100.0    100.0    100.0    100.0    100.0    100.0
--------------------------------------------------------------------------------------------------------------------------------
(1)  Includes Military Pay and Allowances.
     Source: Saskatchewan Bureau of Statistics.

--------------------------------------------------------------------------------------------------------------------------------
TABLE 19: SASKATCHEWAN VALUE OF PHYSICAL CHANGE (VPC) IN FARM INVENTORIES AND GRAIN IN COMMERCIAL CHANNELS
--------------------------------------------------------------------------------------------------------------------------------
                              1991     1992     1993     1994     1995      1996     1997     1998     1999     2000     2001
--------------------------------------------------------------------------------------------------------------------------------
                                                                 millions of dollars
                            ----------------------------------------------------------------------------------------------------
CROP VPC
  Wheat                         75      -58      125     -478       -9       659     -423      -97      100       71     -290
  Oats                         -14        6       24       18      -31        53      -25       30       -7      -24      -61
  Barley                       -49       10       58      -42      -24        77      -79      -24        9       47     -155
  Rye                           -9       -7       -2        2       -6        -2        1        3        2       -4       -4
  Flaxseed                      -2      -27       14       11       23        -7      -37        8       42      -33        8
  Canola                        10      -44       91       16        3       -12      -37      -69      178       15     -202
  Potato                        -1        2        2        5        6         5       15       18        3       24       34
  Specialty Crops               -7       -4       21       52        9         8      -15       23       27      -17     -120
 Crop VPC - Total                3     -121      332     -416      -28       781     -600     -108      353       79     -790

LIVESTOCK VPC
  Cattle                       226       27      -68       83       61       -74      -54     -117      -87       64       17
  Calves                        24      -20      -24      -20        3       -40      -70      -60     -104      -85      -14
  Sheep                          0        0        0        0        0        -1        0        0        2        1        0
  Lambs                          0        1        0        0        0        -1        1        3        0        2        2
  Hogs                           7       -2       -1        1       -6        -1       10        2        4       12       12
  Chickens                       1        0        1        1       -1         0       -1        1        0        1        1
  Turkeys                        1       -1        0        0        0         0        0        0        1        0        0
 Livestock VPC - Total         259        4      -92       65       56      -116     -114     -171     -185       -6       19

Grain in Commercial Channels
  Wheat                         23      -59      -21       35      -56       106      -29      -23       12       31      -21
  Feed-Wheat                     0        1       11       -4       -5       -13       16        1       -4       -9       -3
  Oats                           0        2        4        4       12        -5       -8       -1        5        2        4
  Feed-Oats                      0        0        0        0        0         0        0        0        0        0        0
  Barley                         6       -3        6      -14       24        19        4      -19       -6       16      -12
  Feed-Barley                   -1       -1        6        8        7       -30        2       -1        6       -5       -1
  Rye                           -1       -1        0       -1        0        -2       -1       -1        0        0       -1
  Flaxseed                      -1        1        9       -8       11        -7       -1       14      -11        1      -12
  Canola                       -20       49       27      -18      -19       -18      -18       27      -31       12      -38
GICC - Total                     7      -10       43        2      -26        50      -34       -2      -28       47      -83

Crop & Livestock VPC &
GICC - Total                   268     -127      283     -349        2       715     -748     -280      140      121     -854
--------------------------------------------------------------------------------------------------------------------------------
Source: Saskatchewan Bureau of Statistics.


--------------------------------------------------------------------------------------------------------------------------------
TABLE 20: SASKATCHEWAN VALUE OF PHYSICAL CHANGE (VPC) IN FARM INVENTORIES AND GRAIN IN COMMERCIAL CHANNELS
          (GICC) - CONSTANT (1997) DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
                              1991     1992     1993     1994     1995      1996     1997     1998     1999     2000     2001
--------------------------------------------------------------------------------------------------------------------------------
                                                                 millions of dollars
                            ----------------------------------------------------------------------------------------------------
CROP VPC
  Wheat                        202     -134      117     -719        0       512     -423        8      250       59     -441
  Oats                         -24       13       26       27      -38        62      -25       38       -2      -27      -60
  Barley                       -48       27       95      -61       -7        69      -79       -6       38       49     -159
  Rye                          -20      -13       -1        5       -8        -2        1        7        5       -7       -6
  Flaxseed                       6      -50       21       14       29       -19      -37       23       66      -39       -1
  Canola                        41      -66      109       56       45       -39      -37       -2      321       58     -356
  Potato                         0        2       -1        7        1         1       15       15      -16       12       -1
  Specialty Crops              -10       -8       38       59      -25         1      -15       49       38       42     -112
 Crop VPC - Total              147     -229      403     -613       -3       585     -600      133      701      147   -1,137

LIVESTOCK VPC
  Cattle                       232       28      -36      100       88       -42      -54      -95      -45       32       25
  Calves                        47       13       16       18       52        -1      -70        3      -31      -11       31
  Sheep                          0        1       -1        0        0        -1        0        0        1        1        0
  Lambs                          0        1        0        0        0        -1        1        2        0        1        0
  Hogs                          10       -3       -1        2       -7        -1       10        3        4       12       12
  Chickens                       1        0        1        0       -1         0       -1        1        0        1        1
  Turkeys                        0       -1        0        0        0         0        0        0        1        0        0
 Livestock VPC - Total         290       39      -21      120      131       -46     -114      -86      -69       36       70

Grain in Commercial Channels
  Wheat                         38     -103      -18       59      -80        77      -13      -28        8       21      -26
  Feed-Wheat
  Oats                           0        3        6        5        6        -4       -8       -1        6        2        2
  Feed-Oats
  Barley                        10       -7       19      -18       41       -10        6      -19        0       12      -12
  Feed-Barley
  Rye                           -1       -1        1        0        0        -2       -1       -1        0        1       -1
  Flaxseed                      -2        2       13      -11       12        -8       -1       10       -9        1      -14
  Canola                       -28       68       29      -16      -24       -19      -18       22      -34       21      -39
 GICC - Total                   17      -37       49       18      -46        34      -34      -16      -30       59      -90

Crop & Livestock VPC &
GICC - Total                   454     -227      431     -475       83       573     -748       30      602      242   -1,156
--------------------------------------------------------------------------------------------------------------------------------
Source: Saskatchewan Bureau of Statistics.

--------------------------------------------------------------------------------------------------------------------------------
TABLE 21: SASKATCHEWAN WAGES, SALARIES AND SUPPLEMENTARY LABOUR INCOME, BY INDUSTRY
--------------------------------------------------------------------------------------------------------------------------------
                              1991     1992     1993     1994     1995      1996     1997     1998     1999     2000     2001
--------------------------------------------------------------------------------------------------------------------------------
                                                                 millions of dollars
                            ----------------------------------------------------------------------------------------------------
Agriculture(1)                 232      236      247      270      288       323      267      261      273      273      230

Forestry                        46       57       65       71       84        70       85      108      110      112      135

Mining                         465      482      483      527      558       626      721      702      674      741      760

Construction                   544      531      527      577      577       590      669      695      705      693      717
 Total Primary Industries
 and Construction            1,287    1,306    1,321    1,445    1,508     1,608    1,741    1,767    1,762    1,819    1,842

Manufacturing                  879      909      913      993    1,047     1,081    1,120    1,159    1,094    1,155    1,349

Transportation,
Communication and Storage      964      981      996    1,019    1,079     1,049      808      834      875      886      923

Utilities                      227      240      255      245      244       217      217      227      242      249      264

Retail and Wholesale Trade   1,405    1,397    1,432    1,446    1,559     1,607    1,634    1,698    1,733    1,817    1,831

Finance, Insurance and
Real Estate                    690      711      747      767      793       856      973    1,006      974    1,044    1,131

Services                     3,316    3,407    3,399    3,515    3,606     3,804    4,432    4,632    4,980    5,137    5,170

Public Administration(2)     1,037    1,063    1,066    1,062    1,083     1,075    1,078    1,101    1,165    1,276    1,254

Total Wages, Salaries and
Supplementary Labour Income  9,805   10,014   10,129   10,493   10,919    11,297   12,004   12,422   12,825   13,383   13,764
--------------------------------------------------------------------------------------------------------------------------------

Note: Industrial classification based on North American Industrial Classification System (NAICS).
(1)   Includes Fishing, Trapping and Hunting.
(2)   Includes Military Pay & Allowances.
Source: Saskatchewan Bureau of Statistics.




--------------------------------------------------------------------------------------------------------------------------------
TABLE 22: SASKATCHEWAN WAGES, SALARIES AND SUPPLEMENTARY LABOUR INCOME, BY INDUSTRY - PERCENTAGE DISTRIBUTION
--------------------------------------------------------------------------------------------------------------------------------
                              1991     1992     1993     1994     1995      1996     1997     1998     1999     2000     2001
--------------------------------------------------------------------------------------------------------------------------------
                                                                 millions of dollars
                            ----------------------------------------------------------------------------------------------------
Agriculture(1)                 2.4      2.4      2.4      2.6      2.6       2.9      2.2      2.1      2.1      2.0      1.7

Forestry                       0.5      0.6      0.6      0.7      0.8       0.6      0.7      0.9      0.9      0.8      1.0

Mining                         4.7      4.8      4.8      5.0      5.1       5.5      6.0      5.7      5.3      5.5      5.5

Construction                   5.5      5.3      5.2      5.5      5.3       5.2      5.6      5.6      5.5      5.2      5.2

Total Primary Industries
and Construction              13.1     13.0     13.0     13.8     13.8      14.2     14.5     14.2     13.7     13.6     13.4

Manufacturing                  9.0      9.1      9.0      9.5      9.6       9.6      9.3      9.3      8.5      8.6      9.8

Transportation, Communication
and Storage                    9.8      9.8      9.8      9.7      9.9       9.3      6.7      6.7      6.8      6.6      6.7

Utilities                      2.3      2.4      2.5      2.3      2.2       1.9      1.8      1.8      1.9      1.9      1.9

Retail and Wholesale Trade    14.3     14.0     14.1     13.8     14.3      14.2     13.6     13.7     13.5     13.6     13.3

Finance, Insurance and
Real Estate                    7.0      7.1      7.4      7.3      7.3       7.6      8.1      8.1      7.6      7.8      8.2

Services                      33.8     34.0     33.6     33.5     33.0      33.7     36.9     37.3     38.8     38.4     37.6

Public Administration(2)      10.6     10.6     10.5     10.1      9.9       9.5      9.0      8.9      9.1      9.5      9.1

Total Wages, Salaries and
Supplementary Labour Income  100.0    100.0    100.0    100.0    100.0     100.0    100.0    100.0    100.0    100.0    100.0
--------------------------------------------------------------------------------------------------------------------------------
Note: Industrial classification based on North American Industrial Classification System (NAICS).
(1)   Includes Fishing, Trapping and Hunting.
(2)   Includes Military Pay & Allowances.
Source: Saskatchewan Bureau of Statistics.

TABLE 23: SASKATCHEWAN GROSS FIXED CAPITAL FORMATION BY INDUSTRY ON A GROSS DOMESTIC PRODUCT BASIS
---------------------------------------------------------------------------------------------------------------------------------
                                           1991    1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
---------------------------------------------------------------------------------------------------------------------------------
                                                                       millions of dollars
                                        -----------------------------------------------------------------------------------------
Agriculture(1)                              478     487     631     777     795     765   1,027   1,083     803     789     783

Mining                                      373     420     899   1,182   1,240   1,669   2,811   1,574   1,388   2,021   1,761

Construction                                 83      67      70      70      70      67      77      93     100      90      82

Manufacturing                             1,084     755     291     158     221     260     333     413     374     546     340

Transportation                              502     508     351     508     423     475     621   1,004   1,302     651     367

Information and Cultural Services           135     138     122     159     211     213     255     254     295     274     301

Other Utilities                             548     295     303     246     211     183     240     283     399     326     534

Retail and Wholesale Trade                   88     173     202     200     306     373     431     271     326     305     267

Finance, Insurance and Real Estate          691     699     727     740     894   1,063   1,223   1,231   1,440   1,495   1,416

Services                                     68      79      60     137     165     124     127     174     147     157     208

Institutions                                214     165     123     189     137     163     257     221     288     307     405

Public Administration                       330     324     411     413     355     393     425     468     403     394     468

Total Gross Fixed Capital Formation       4,592   4,110   4,190   4,777   5,028   5,749   7,826   7,070   7,266   7,352   6,931
---------------------------------------------------------------------------------------------------------------------------------
(1) Includes Forestry, Fishing, Trapping and Hunting.
Source: Saskatchewan Bureau of Statistics.




TABLE 24:  SASKATCHEWAN GROSS FIXED CAPITAL FORMATION BY INDUSTRY ON A GROSS DOMESTIC PRODUCT BASIS   - PERCENTAGE DISTRIBUTION
---------------------------------------------------------------------------------------------------------------------------------
                                           1991    1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
---------------------------------------------------------------------------------------------------------------------------------
                                                                              percent
                                        -----------------------------------------------------------------------------------------
Agriculture(1)                             10.4    11.8    15.1    16.3    15.8    13.3    13.1    15.3    11.0    10.7    11.3

Mining                                      8.1    10.2    21.5    24.7    24.7    29.0    35.9    22.3    19.1    27.5    25.4

Construction                                1.8     1.6     1.7     1.5     1.4     1.2     1.0     1.3     1.4     1.2     1.2

Manufacturing                              23.6    18.4     7.0     3.3     4.4     4.5     4.2     5.8     5.2     7.4     4.9

Transportation                             10.9    12.4     8.4    10.6     8.4     8.3     7.9    14.2    17.9     8.8     5.3

Information and Cultural Services           2.9     3.4     2.9     3.3     4.2     3.7     3.3     3.6     4.1     3.7     4.3

Other Utilities                            11.9     7.2     7.2     5.2     4.2     3.2     3.1     4.0     5.5     4.4     7.7

Retail and Wholesale Trade                  1.9     4.2     4.8     4.2     6.1     6.5     5.5     3.8     4.5     4.1     3.9

Finance, Insurance and Real Estate         15.0    17.0    17.3    15.5    17.8    18.5    15.6    17.4    19.8    20.3    20.4

Services                                    1.5     1.9     1.4     2.9     3.3     2.2     1.6     2.5     2.0     2.1     3.0

Institutions                                4.7     4.0     2.9     3.9     2.7     2.8     3.3     3.1     4.0     4.2     5.8

Public Administration                       7.2     7.9     9.8     8.6     7.1     6.8     5.4     6.6     5.5     5.4     6.7

Total Gross Fixed Capital Formation       100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0
---------------------------------------------------------------------------------------------------------------------------------
(1) Includes Forestry, Fishing, Trapping and Hunting.
Source: Saskatchewan Bureau of Statistics.

TABLE 25:  SASKATCHEWAN GROSS FIXED CAPITAL FORMATION BY INDUSTRY ON A GROSS DOMESTIC PRODUCT BASIS  - CONSTANT (1997) DOLLARS
---------------------------------------------------------------------------------------------------------------------------------
                                           1991    1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
---------------------------------------------------------------------------------------------------------------------------------
                                                                       millions of dollars
                                        -----------------------------------------------------------------------------------------
Agriculture(1)                              597     592     734     849     835     783   1,027   1,051     765     754     724

Mining                                      415     474     999   1,266   1,318   1,714   2,811   1,527   1,356   1,950   1,677

Construction                                 96      76      77      73      71      68      77      90      96      86      77

Manufacturing                             1,229     830     318     165     226     264     333     395     357     515     319

Transportation and Warehousing              575     569     381     538     437     488     621     983   1,292     636     365

Utilities                                   597     330     333     260     220     187     240     276     396     324     517

Retail and Wholesale Trade                   84     160     189     188     281     375     431     275     346     329     295

Finance, Insurance and Real Estate          791     798     799     777     923   1,091   1,223   1,207   1,395   1,442   1,337

Services                                    182     196     165     274     362     335     382     433     473     489     584

Institutions                                222     168     124     191     136     163     257     219     287     307     394

Public Administration                       356     344     437     432     358     398     425     463     399     388     452

Adjusting Entry                            -148     -35     -55     -75      -6      -5

Total Gross Fixed Capital Formation
 in Constant (1997) Dollars               4,998   4,502   4,501   4,940   5,161   5,859   7,826   6,917   7,162   7,222   6,740
---------------------------------------------------------------------------------------------------------------------------------
(1) Includes Forestry, Fishing, Trapping and Hunting.
Source: Saskatchewan Bureau of Statistics.




TABLE 26:  SASKATCHEWAN GROSS FIXED CAPITAL FORMATION BY INDUSTRY ON A GROSS DOMESTIC PRODUCT BASIS - CONSTANT (1997) DOLLARS -
             PERCENTAGE DISTRIBUTION
---------------------------------------------------------------------------------------------------------------------------------
                                           1991    1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
---------------------------------------------------------------------------------------------------------------------------------
                                                                              percent
                                        -----------------------------------------------------------------------------------------
Agriculture(1)                             12.0    13.1    16.3    17.2    16.2    13.4    13.1    15.2    10.7    10.4    10.7

Mining                                      8.3    10.5    22.2    25.6    25.5    29.3    35.9    22.1    18.9    27.0    24.9

Construction                                1.9     1.7     1.7     1.5     1.4     1.2     1.0     1.3     1.3     1.2     1.1

Manufacturing                              24.6    18.4     7.1     3.3     4.4     4.5     4.2     5.7     5.0     7.1     4.7

Transportation and Warehousing             11.5    12.6     8.5    10.9     8.5     8.3     7.9    14.2    18.0     8.8     5.4

Utilities                                  12.0     7.3     7.4     5.3     4.3     3.2     3.1     4.0     5.5     4.5     7.7

Retail and Wholesale Trade                  1.7     3.6     4.2     3.8     5.4     6.4     5.5     4.0     4.8     4.6     4.4

Finance, Insurance and Real Estate         15.8    17.7    17.8    15.7    17.9    18.6    15.6    17.5    19.5    20.0    19.8

Services                                    3.6     4.3     3.7     5.5     7.0     5.7     4.9     6.3     6.6     6.8     8.7

Institutions                                4.4     3.7     2.8     3.9     2.6     2.8     3.3     3.2     4.0     4.3     5.9

Public Administration                       7.1     7.6     9.7     8.7     6.9     6.8     5.4     6.7     5.6     5.4     6.7

Total Gross Fixed Capital Formation
 in Constant (1997) Dollars               100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0   100.0
---------------------------------------------------------------------------------------------------------------------------------
(1) Includes Forestry, Fishing, Trapping and Hunting.
Source: Saskatchewan Bureau of Statistics.

TABLE 27: SASKATCHEWAN GOVERNMENT CURRENT EXPENDITURE ON GOODS AND SERVICES
---------------------------------------------------------------------------------------------------------------------------------
                                           1991    1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
---------------------------------------------------------------------------------------------------------------------------------
                                                                       millions of dollars
                                        -----------------------------------------------------------------------------------------
Federal                                     882     897     958     882     886     833     779     784     761     827     839

Provincial                                3,204   3,007   2,993   2,961   3,123   3,277   3,265   3,626   3,738   3,872   4,027

Local                                     1,517   1,517   1,646   1,717   1,767   1,791   1,801   1,823   1,866   1,943   1,997

Canada Pension Plan                           2       2       2       2       2       2       3       4       3       3       5

Total                                     5,605   5,423   5,599   5,562   5,778   5,903   5,848   6,237   6,368   6,645   6,868
---------------------------------------------------------------------------------------------------------------------------------
                                                               millions of constant (1997) dollars
---------------------------------------------------------------------------------------------------------------------------------
Federal                                   1,010   1,010   1,068     954     925     868     779     770     726     769     771

Provincial                                3,408   3,333   3,271   3,130   3,247   3,358   3,265   3,572   3,587   3,599   3,697

Local                                     1,715   1,698   1,830   1,848   1,852   1,840   1,801   1,770   1,761   1,784   1,812

Canada Pension Plan                           2       2       2       2       2       2       3       4       3       3       5

Adjusting Entry                             162     -33     -26     -14     -12     -10

Total                                     6,297   6,009   6,144   5,920   6,013   6,059   5,848   6,116   6,078   6,156   6,285
---------------------------------------------------------------------------------------------------------------------------------
Source: Saskatchewan Bureau of Statistics.



TABLE 28: SASKATCHEWAN GOVERNMENT INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------------------
                                           1991    1992    1993    1994    1995    1996    1997    1998    1999    2000    2001
---------------------------------------------------------------------------------------------------------------------------------
                                                                       millions of dollars
                                        -----------------------------------------------------------------------------------------
Federal:
 Interest on Government-Held
  Public Funds                              203     201     213     231     247     264     278     289     300     311     310
 Interest on Loans, Advances and
  Investments                               167     152     157     128     121      99     138     115     139     153     157
 Remittances from Government
  Business Enterprises                      138     119      76      81     116      97      94     114     118     148     171
 Royalties                                    0       0       0       0       0       0       0       0       0       0       0
Total Federal                               508     472     446     440     484     460     510     518     557     612     638

Provincial:
 Interest on Government-Held
  Public Funds                               32       0       0       0       0       0       0       0       0       0       0
 Interest on Loans, Advances and
  Investments                               668     713     643     618     576     569     562     576     543     579     581
 Remittances from Government
  Business Enterprises                       40     220     257     255     276     300     152     236     153     222     142
 Royalties                                  270     326     378     596     534     683     645     502     646     917     739
Total Provincial                          1,010   1,259   1,278   1,469   1,386   1,552   1,359   1,314   1,342   1,718   1,462

Local:
 Interest on Government-Held
  Public Funds                                4       4       5       5       6       5       4       4       4       4       4
 Interest on Loans, Advances and
  Investments                                46      57      65      66      73      68      58      56      57      56      56
 Remittances from Government
  Business Enterprises                        2       2       2       2       2       2       2       3       3       3       3
Total Local                                  52      63      72      73      81      75      64      63      64      63      63

Hospitals                                     8       8      12       8       8       4       3       3       2       2       2

Canada Pension Plan                         219     220     218     215     216     205     196     194     190     192     156

Total                                     1,797   2,022   2,026   2,205   2,174   2,296   2,132   2,092   2,155   2,587   2,321
---------------------------------------------------------------------------------------------------------------------------------
Source: Saskatchewan Bureau of Statistics.

--------------------------------------------------------------------------------------------------------------------------------
TABLE 29: SASKATCHEWAN REAL GROSS DOMESTIC PRODUCT - CHAINED (1997) DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
                              1991     1992     1993     1994     1995      1996     1997     1998     1999     2000     2001
--------------------------------------------------------------------------------------------------------------------------------
                                                                 millions of dollars
                            ----------------------------------------------------------------------------------------------------
Personal Expenditure on
Consumer Goods and Services 14,064   14,155   14,402   14,869   15,197    15,497   16,110   16,200   16,472   16,894   17,097
  Durable Goods              1,535    1,540    1,577    1,707    1,787     1,955    2,255    2,223    2,277    2,425    2,528
  Semi-Durable Goods         1,171    1,197    1,230    1,267    1,336     1,336    1,367    1,403    1,427    1,475    1,499
  Non-Durable Goods          3,884    3,863    3,954    3,998    3,999     4,030    4,062    4,105    4,156    4,187    4,181
  Services                   7,482    7,563    7,646    7,902    8,080     8,178    8,426    8,469    8,613    8,812    8,903

Government Current
Expenditure on Goods
and Services                 6,135    6,042    6,168    5,932    6,024     6,068    5,848    6,115    6,077    6,155    6,284

Gross Fixed Capital
Formation:                   5,110    4,538    4,529    4,978    5,167     5,866    7,826    6,919    7,127    7,209    6,704

  Government:                  609      541      613      627      443       476      575      645      692      682      867
    Residential Construction     0        0        0        0        4         3       12        6       22       22       19
    Non-Residential
     Construction              504      410      495      525      309       326      418      465      431      385      536
    Machinery and Equipment    120      135      129      118      130       145      145      175      244      287      317

  Business:                  4,496    3,992    3,908    4,344    4,724     5,390    7,251    6,275    6,436    6,530    5,840
    Residential Construction   563      595      587      649      692       815      869      910      915      897      860
    Non-Residential
     Construction            2,169    1,750    1,833    2,192    2,182     2,609    3,477    2,764    2,694    2,980    2,539
    Machinery and Equipment  1,754    1,640    1,488    1,512    1,846     1,967    2,905    2,602    2,832    2,643    2,437

Value of Physical Change in
Inventories:                   157     -207      249     -407      646     1,052     -221      553      675      608     -628
  Non-Farm                    -176       77       25      -16      554       396      527      527       37      271      167
  Farm Inventories and Grain
   in Commercial Channels      369     -266      257     -366      105       651     -748       11      625      321     -831

Exports of Goods, Services
and Margins                 13,793   13,636   13,690   16,219   16,184    16,909   19,353   19,781   19,832   20,555   20,890

Imports of Goods, Services
and Margins                 13,369   13,786   14,093   15,257   16,003    17,400   19,787   19,191   20,061   20,217   19,597

Statistical Discrepancy       -404     -161      277      109      -45       130      155     -171      112      -59      188

Gross Domestic Product in
Chained (1997) Dollars      25,526   24,257   25,238   26,415   27,108    28,074   29,280   30,209   30,217   31,122   31,011

GDP Real Growth Rate           3.1     -5.0      4.0      4.7      2.6       3.6      4.3      3.2      0.0      3.0     -0.4
--------------------------------------------------------------------------------------------------------------------------------
Source: Saskatchewan Bureau of Statistics.


--------------------------------------------------------------------------------------------------------------------------------
TABLE 30: CONTRIBUTIONS TO PERCENT CHANGE IN REAL GROSS DOMESTIC PRODUCT, CHAINED (1997) DOLLARS
--------------------------------------------------------------------------------------------------------------------------------
                              1991     1992     1993     1994     1995      1996     1997     1998     1999     2000     2001
--------------------------------------------------------------------------------------------------------------------------------
                                                                           percent
                            ----------------------------------------------------------------------------------------------------
Personal Expenditure on
Consumer Goods and Services   -1.6      0.4      1.1      2.0      1.3       1.1      2.2      0.3      1.0      1.4      0.7
  Durable Goods               -0.6      0.0      0.2      0.6      0.3       0.6      1.1     -0.1      0.2      0.5      0.3
  Semi-Durable Goods          -0.5      0.1      0.2      0.2      0.3       0.0      0.1      0.1      0.1      0.2      0.1
  Non-Durable Goods           -0.1     -0.1      0.4      0.2      0.0       0.1      0.1      0.2      0.2      0.1      0.0
  Services                    -0.4      0.3      0.4      1.1      0.7       0.4      0.9      0.2      0.5      0.7      0.3

Government Current Expenditure
on Goods and Services         -0.5     -0.4      0.5     -1.0      0.4       0.2     -0.8      1.0     -0.1      0.3      0.4

Gross Fixed Capital
Formation:                     0.0     -2.4      0.0      1.9      0.7       2.6      7.0     -3.3      0.7      0.3     -1.6

  Government:                 -0.6     -0.3      0.3      0.1     -0.7       0.1      0.4      0.3      0.2      0.0      0.6
    Residential Construction   0.0      0.0      0.0      0.0      0.0       0.0      0.0      0.0      0.1      0.0      0.0
    Non-Residential
     Construction             -0.6     -0.4      0.4      0.1     -0.8       0.1      0.3      0.2     -0.1     -0.2      0.5
    Machinery and Equipment    0.0      0.1      0.0     -0.1      0.1       0.1      0.0      0.1      0.2      0.1      0.1

  Business:                    0.6     -2.1     -0.4      1.8      1.5       2.4      6.6     -3.5      0.6      0.3     -2.2
    Residential Construction  -0.9      0.1      0.0      0.3      0.2       0.4      0.2      0.1      0.0     -0.1     -0.1
    Non-Residential
     Construction              0.5     -1.7      0.4      1.5      0.0       1.5      3.1     -2.6     -0.2      1.0     -1.4
    Machinery and Equipment    1.0     -0.5     -0.7      0.1      1.4       0.5      3.4     -1.1      0.8     -0.6     -0.6

Value of Physical Change
in Inventories:               -1.6     -1.4      1.8     -2.5      4.0       1.5     -4.6      2.7      0.4     -0.3     -3.9
  Non-Farm                     0.1      1.0     -0.2     -0.2      2.2      -0.5      0.5      0.0     -1.7      0.8     -0.3
  Farm Inventories and Grain
   in Commercial Channels     -1.7     -2.4      2.0     -2.4      1.8       2.0     -5.1      2.7      2.1     -1.1     -3.6

Exports of Goods, Services
and Margins                    4.8     -0.6      0.2      9.9     -0.1       2.8      9.1      1.5      0.2      2.5      1.1

Imports of Goods, Services
and Margins                    1.8     -1.7     -1.3     -4.8     -2.9      -5.1     -8.5      2.1     -3.0     -0.5      2.1

Statistical Discrepancy        0.3      1.0      1.9     -0.7     -0.6       0.6      0.1     -1.1      0.9     -0.6      0.8

Gross Domestic Product in
Chained (1997) Dollars         3.1     -5.0      4.0      4.7      2.6       3.6      4.3      3.2      0.0      3.0     -0.4
--------------------------------------------------------------------------------------------------------------------------------
Source: Saskatchewan Bureau of Statistics.